AGREEMENT AND PLAN OF MERGER



                                      AMONG



                                COMPU-DAWN, INC.



                             RUGBY ACQUISITION CORP.



                              RUGBY NATIONAL CORP.


                                       AND



                                HARVEY WEINSTEIN



                              As of April 22, 1998


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


                                TABLE OF CONTENTS

                                                                                                               Page

RECITALS:..........................................................................................................

                                    ARTICLE I

DEFINED TERMS; SCHEDULES..................................................................................
          1.1      Defined Terms....................................................................................
          1.2      Schedules........................................................................................

                                   ARTICLE II

MERGER.............................................................................................................
          2.1      Merger and Surviving Corporations .......................................................................
          2.2      Effectiveness of Merger...................................................................................
          2.3      Shares of the Constituent and Surviving Corporation.......................................................
          2.4      Effect of Merger..........................................................................................
          2.5      Further Assurances...............................................................................
          2.6      Directors of Surviving Corporation ..............................................................
          2.7      Officers of Surviving Corporation ........................................................................


                                   ARTICLE III

REPRESENTATIONS AND WARRANTIES OF RUGBY AND
THE RUGBY SHAREHOLDER..............................................................................................
         3.1      Valid Existence; Qualification; Lottery Business..........................................................
         3.2      Capitalization; Subsidiaries; Affiliated Entities.........................................................
         3.3      Consents .................................................................................................
         3.4      Authority; Binding Nature of Agreement...........................................................
         3.5      Financial Statements.............................................................................
         3.6      Liabilities......................................................................................
         3.7      Actions Since the Balance Sheet Date.............................................................
         3.8      Adverse Developments.............................................................................
         3.9      Taxes............................................................................................
         3.10     Ownership of Assets; Interest in Assets..........................................................
         3.11     Insurance........................................................................................
         3.12     Litigation; Compliance with Law..................................................................
         3.13     Real Property....................................................................................
         3.14     Agreements and Obligations; Performance..........................................................
         3.15     Condition of Assets..............................................................................
         3.16     Permits and Licenses.............................................................................
         3.17     Occupational Heath and Safety and Environmental Matters..........................................
         3.18     Intellectual Property............................................................................
         3.19     Compensation Information.........................................................................
         3.20     Employee Benefit Plans...........................................................................

                                        i

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         3.21     No Breach........................................................................................
         3.22     Brokers..........................................................................................
         3.23     Employment Relations.............................................................................
         3.24     Prior Names and Addresses........................................................................
         3.25     Payments.........................................................................................
         3.26     Books and Records................................................................................
         3.27     Recitals.........................................................................................
         3.28     Proxy Statement..................................................................................
         3.29     [Intentionally Omitted]..........................................................................
         3.30     Projections......................................................................................
         3.31     Untrue or Omitted Facts..........................................................................


                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF COMPU-DAWN AND RAC...............................................................
         4.1      Valid Existence; Qualification...................................................................
         4.2      Capitalization...................................................................................
         4.3      Consents.........................................................................................
         4.4      Corporate Authority; Binding Nature of Agreement.................................................
         4.5      SEC Reports......................................................................................
         4.6      Financial Statements............................................................................
         4.7      Liabilities.....................................................................................
         4.8      Actions Since the Balance Sheet Date............................................................
         4.9      Adverse Developments............................................................................
         4.10     Taxes     ......................................................................................
         4.11     Ownership of Assets.............................................................................
         4.12     Insurance.......................................................................................
         4.13     Litigation; Compliance with Law.................................................................
         4.14     Real Property...................................................................................
         4.15     Agreements and Obligations; Performance.........................................................
         4.16     Occupational Health and Safety and Environmental Matters........................................
         4.17     Intellectual Property...........................................................................
         4.18     Compensation Information........................................................................
         4.19     Employee Benefit Plans...........................................................................
         4.20     No Breach........................................................................................
         4.21     Brokers..........................................................................................
         4.22     Employment Relations............................................................................
         4.23     Prior Names and Addresses.......................................................................
         4.24     Payments........................................................................................
         4.25     Books and Records...............................................................................
         4.26     Untrue of Omitted Facts.........................................................................






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                                    ARTICLE V

PRE-CLOSING COVENANTS..............................................................................................
         5.1      Rugby and Rugby Shareholder Covenants............................................................
         5.2      Compu-DAWN Covenants.............................................................................


                                   ARTICLE VI

 ACQUISITION OF SHARES.............................................................................................
         6.1      Investment Intent; Qualification as Purchaser....................................................
         6.2      Restrictive Legend...............................................................................
         6.3      Certain Risk Factors.............................................................................


                                   ARTICLE VII

CONDITIONS PRECEDENT TO THE
OBLIGATION OF COMPU-DAWN AND RAC TO CLOSE..........................................................................
         7.1      Representations and Warranties...................................................................
         7.2      Covenants........................................................................................
         7.3      Certificate......................................................................................
         7.4      Stockholder Approval.............................................................................
         7.5      Rugby and Press-Loto Financial Statements........................................................
         7.6      Employment Agreement.............................................................................
         7.7      Restrictive Covenant Agreement...................................................................
         7.8      Fairness Opinion.................................................................................
         7.9      "Cold Comfort" Letter............................................................................
         7.10     Opinion..........................................................................................
         7.11     Escrow Agreement................................................................................
         7.12     Loan Agreement...................................................................................
         7.13     Satisfactory Due Diligence.......................................................................
         7.14     Lottery License .................................................................................
         7.15     Press-Loto.......................................................................................
         7.16     Material Contracts ..............................................................................
         7.17     Election of Mark Honigsfeld as Director and Officer of Rugby.....................................
         7.18     Section 4(2) and Regulation D Compliance ........................................................
         7.19     No Actions.......................................................................................
         7.20     Consent; Permits.................................................................................
         7.21     Corporate Actions................................................................................
         7.22     Additional Documents.............................................................................









                                  ARTICLE VIII

CONDITIONS PRECEDENT TO THE OBLIGATION OF RUGBY AND
THE RUGBY SHAREHOLDER TO CLOSE.....................................................................................
         8.1      Representations and Warranties...................................................................
         8.2      Covenants........................................................................................
         8.3      Certificate......................................................................................
         8.4      Employment Agreement.............................................................................
         8.5      Size of Board; Election of Directors.............................................................
         8.6      Resignation of Directors; Divestment of Dong W. Lew..............................................
         8.7      No Actions.......................................................................................
         8.8      Consents; Permits................................................................................
         8.9      Corporate Actions................................................................................
         8.10     Additional Documents.............................................................................


                                   ARTICLE IX

TERMINATION AND WAIVER; LIQUIDATED DAMAGES.........................................................................
         9.1      Termination......................................................................................
         9.2      Waiver...........................................................................................
         9.3      Liquidated Damages..............................................................................

                                    ARTICLE X

CLOSING............................................................................................................
         10.1     Location; Date...................................................................................
         10.2     Items to be Delivered to Compu-DAWN..............................................................
         10.3     Items to be Delivered to Rugby and the Rugby Shareholder.........................................

                                   ARTICLE XI

POST-CLOSING MATTERS...............................................................................................
         11.1     Further Assurances...............................................................................
         11.2     Agreement as to Voting...........................................................................
         11.3     Corporate Opportunities..........................................................................
         11.4     Chief  Executive Officer.........................................................................
         11.5     Transfer Restriction............................................................................

                                   ARTICLE XII

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.......................................................................
         12.1     Survival.........................................................................................
         12.2     Indemnification..................................................................................
         12.3     Arbitration......................................................................................
         12.4     Other Rights and Remedies Not Affected...........................................................


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                                  ARTICLE XIII

MISCELLANEOUS PROVISIONS...........................................................................................
         13.1     Expenses.........................................................................................
         13.2     Confidential Information.........................................................................
         13.3     Equitable Relief.................................................................................
         13.4     Publicity........................................................................................
         13.5     Entire Agreement.................................................................................
         13.6     Notices..........................................................................................
         13.7     Choice of Law; Severability......................................................................
         13.8     Successors and Assigns; No Assignment............................................................
         13.9     Counterparts.....................................................................................
         13.10    Facsimile Signatures.............................................................................
         13.11    Representation by Counsel; Interpretation........................................................
         13.12    Headings; Gender.................................................................................
         13.13    Effectiveness....................................................................................

                                   ARTICLE XIV

DEFINITIONS........................................................................................................
         14.1     Defined Terms....................................................................................

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                                    SCHEDULES

3.2(a)       Press-Loto Equity Ownership
3.2(b)       Press-Loto Investments and Subsidiaries
3.2(c)       Rugby Shareholder Investments
3.3          Consents
3.7          Actions Since Rugby Balance Sheet Date
3.10(a)      Lottery Contracts
3.10(b)      Necessary Assets
3.10(c)      Transfer Restrictions on Rugby or Press-Loto Assets
3.11         Insurance
3.13         Real Property
3.14         Rugby / Press-Loto Listed Agreements
3.16         Permits and Licenses
3.18(a)      Intellectual Property
3.19         Compensation Arrangements
3.22         Brokers
3.24         Prior Names and Addresses
3.30         Projections
4.2(a)       Compu-DAWN Derivative Securities



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4.3          Consents
4.8          Actions Since the Compu-DAWN Balance Sheet Date
4.10         Taxes
4.12         Insurance
4.14         Real Property
4.15         Compu-DAWN Listed Agreements
4.17         Intellectual Property
4.18         Compensation Information
4.20         No Breach
4.21         Brokers
4.23         Prior Names and Addresses
5.2          Conduct of Business
8.5          Board Nominees
11.4         Investment Banking Firms

                                    EXHIBITS

R1           Government Decree
R2           Lottery Terms
R3           Lottery License
2.3(a)       Preferred Stock
2.3(b)       Warrant
7.6          Employment Agreement
7.7          Restrictive Covenant Agreement
7.10         Opinion
7.11         Escrow Agreement

                  AGREEMENT  AND PLAN OF MERGER  dated as of April 22, 1998 (the
"Agreement") by and among COMPU-DAWN, INC., a Delaware corporation ("Compu-DAWN"), RUGBY ACQUISITION CORP., a New York corporation and a wholly-owned subsidiary of Compu-DAWN ("RAC"), RUGBY NATIONAL CORP., a New York corporation ("Rugby"), and HARVEY WEINSTEIN (the "Rugby Shareholder"). Compu-DAWN, RAC, Rugby and the Rugby Shareholder are sometimes collectively referred to as the "Parties" and individually as a "Party".


                                    RECITALS:

                  1. The Rugby Shareholder is the sole shareholder of Rugby. Rugby owns fifty percent (50% ) of the equity, i.e. shares of capital, of Press-Loto, a company with limited liability organized and existing under, and pursuant to, the laws of the Russian Federation ("Press-Loto").

                  2. Pursuant to a decree of the government (the "Government Decree") of the Russian Federation, dated as of September 13, 1995, a copy of which is attached hereto as Exhibit R1, the Ministry of Finance of the Russian Federation (the "Ministry of Finance") was directed to issue a license to the Union of Journalists of Russia (the "Journalist Union") to organize and hold an electronic journalist lottery on the territory of Russia (the "Lottery") starting from 1996.

                  3. The Terms of Operating the Journalists' Computerized Lottery (the "Lottery Terms"), a copy of which is attached hereto as Exhibit R2, was approved by S.A. Korolev, Deputy Minister of Finance of the Russian Federation, and Vsevolod L. Bogdanov, Chairman of the Journalist Union, and provides, among other things, that (i) the exclusive organizer and holder of the Lottery is the Journalist Union, (ii) the term of the Lottery is 1996-2000,
(iii) the Lottery is a computerized and digital one, (iv) the prize fund of the Lottery is fifty percent (50%) of the total revenues and (v) the Journalist Union has authorized Press-Loto to act as the exclusive organizer and holder of the Lottery.

                  4. Pursuant to a communication dated December 12, 1997 from the Ministry of Finance to the Journalist Union, a copy of which is attached hereto as Exhibit R3, the Journalist Union was granted a license (the "Lottery License") to operate the Lottery until December 31, 1999 (the "License Expiration Date").

                  5. Press-Loto has authorized Rugby, on an exclusive basis, to take all actions and enter into all contracts and agreements necessary to organize, implement and operate the Lottery.

                  6. The Parties contemplate that, following the date hereof, Rugby will take all actions and enter into all contracts and agreements necessary to, and will, organize, implement and operate the Lottery in the Russian Federation pursuant to and under the Lottery License (the "Lottery Business").

                  7. Subject to the terms and conditions hereof, the respective Boards of Directors of Compu-DAWN, RAC and Rugby deem it desirable and in the best interests of their respective corporations and shareholders that RAC merge with and into Rugby (the "Merger") in a statutory merger in accordance with the laws of the State of New York (the "New York Statute").

                  NOW, THEREFORE, in consideration of the mutual benefits to be derived hereby and the representations, warranties, covenants and agreements herein contained, the Parties agree as follows:

                                    ARTICLE I

                            DEFINED TERMS; SCHEDULES

1.1 Defined Terms. Capitalized terms used in this Agreement will have the meanings given such terms in Article XIV hereof or elsewhere in the text of this Agreement, and variants and derivatives of such terms shall have correlative meanings.

1.2 Schedules. References to a Schedule will include any applicable disclosure expressly set forth on the face of any other Schedule if specifically cross-referenced to such other Schedule. Each Schedule and the information, agreements and documents expressly listed in each Schedule will be considered a part of this Agreement as if set forth herein in full and will be deemed to constitute representations and warranties under this Agreement, limited as set forth in the applicable provision of this Agreement under which such Schedule is delivered; provided, however, that the representations and warranties set forth in this Agreement shall not be affected or deemed qualified, modified or limited in any respect by the information provided in the Schedules except to the extent that any qualification, modification or limitation to any representation and warranty is expressly and conspicuously set forth on the face of such particular Schedule.

                                   ARTICLE II

                                     MERGER

2.1      Merger and Surviving Corporation.

         (a) Pursuant to the New York Statute, RAC shall merge with and into Rugby, and Rugby shall be the surviving corporation after the Merger (the "Surviving Corporation") and shall continue to exist as a corporation created and governed by the laws of the State of New York.

         (b) The Certificate of Incorporation of the Surviving Corporation, from and after the Effective Time (as hereinafter defined), shall be the Certificate of Incorporation of Rugby.

         (c) The By-Laws of the Surviving Corporation, from and after the Effective Time, shall be the By-Laws of Rugby.

2.2 Effectiveness of Merger. If all of the conditions precedent to the obligation of each of the Parties hereto as hereinafter set forth shall have been satisfied or shall have been waived, a

Certificate of Merger shall be delivered as soon as practicable after the Closing to the Secretary of State of New York for filing in accordance with the New York Statute. The Merger shall become effective upon the acceptance of such filing by the Secretary of State of New York or at such later time as is specified in the Certificate of Merger, which effective time shall be the "Effective Time" of the Merger.

2.3 Shares of the Constituent and Surviving Corporations. The manner and basis of converting and exchanging the shares of Rugby and the status of RAC's shares shall be as follows:

         (a) Subject to the provisions of this Agreement, each common share, no par value, of Rugby (the "Rugby Common Stock") issued and outstanding immediately prior to the Effective Time (other than Rugby Common Stock to be canceled pursuant to Section 2.3(d) hereof) shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and extinguished and converted into the right to receive, in accordance with Section 2.3(b) hereof, (i) common shares, par value $.01 per share, of Compu-DAWN (the "Compu-DAWN Common Stock"), (ii) Series A preferred shares, par value $.01 per share of Compu-DAWN, the rights, preference and designations of which are set forth in Exhibit 2.3(a) attached hereto (the "Compu- DAWN Preferred Stock"), and
(iii) warrants to purchase Compu-DAWN Common Stock, such warrants to be in or substantially in the form set forth in Exhibit 2.3(b) attached hereto (the "Warrants"). The Compu-DAWN Common Stock, the Compu-DAWN Preferred Stock and the Warrants are collectively referred to as the "Compu-DAWN Securities".

         (b) The  number  of  Compu-DAWN  Securities  to be issued  pursuant  to
Section 2.3(a) hereof for each share of Rugby Common Stock issued and outstanding immediately prior to the Effective Time (other than Rugby Common
Stock to be canceled pursuant to Section 2.3(d) hereof) (the "Merger Consideration") shall be equal to (on the basis of there being 200 shares of Rugby Common Stock so issued and outstanding) the following: (i) (A) subject to the provisions of the Escrow Agreement (as hereinafter defined), Eighteen Thousand Three Hundred Fourteen and Four- Tenths (18,314.4) shares of Compu-DAWN Common Stock (an aggregate of 3,662,880 shares of Compu-DAWN Common Stock), (B) Three Thousand Three Hundred Twenty Nine and Eighty Nine One-Hundredths (3,329.89) shares of Compu-DAWN Preferred Stock (an aggregate of 665,978 shares of Compu-DAWN Preferred Stock) and (C) Warrants to purchase Six Thousand Six Hundred Fifty Nine and Seventy Eight One-Hundredths (6,659.78) shares of Compu-DAWN Common Stock (an aggregate of 1,331,956 shares of Compu-DAWN Common Stock), and (ii) an additional One Thousand Six Hundred Sixty Four and Nine Hundred Forty Five One-Thousandths (1,664.945) shares of Compu-DAWN Common Stock (an aggregate of 332,989 shares of Compu-DAWN Common Stock) (the "Compu-DAWN Performance Stock") on such date (the "Entitlement Date") that there are at least five hundred (500) on-line Lottery ticket sale computer terminals being operated in Russia by Rugby in connection with the Lottery and generating Lottery revenues; provided, however, that in no event shall any Compu-DAWN Performance Stock be issuable prior to the Closing Date and no Compu-DAWN Performance Stock shall be issued in the event the Entitlement Date is on or after the six month anniversary of the date hereof.

         (c) If any holder of Rugby Common Stock is entitled to receive fractional shares of Compu-DAWN Common Stock and/or Compu-DAWN Preferred Stock, and/or Warrants to purchase fractions of shares of Compu-DAWN Common Stock, such holder instead will be entitled to receive (i) one whole share of Compu-DAWN Common Stock, and/or Compu-DAWN Preferred Stock and/or a Warrant to purchase one whole share of Compu-DAWN Common Stock in lieu of such fractional share and/or Warrant to purchase such fractional share of Compu-DAWN Common Stock if such holder would have otherwise been entitled to receive or purchase one-half or more and (ii) otherwise shall not be entitled to receive or purchase any additional shares or fractional shares.

         (d) Any share of Rugby Common Stock held in the treasury of Rugby at the Effective Time shall be canceled and retired, and no shares or other securities of Compu-DAWN or RAC shall be issuable with respect thereto.

         (e) Each share of Common Stock, par value $.01 per share, of RAC (the "RAC Common Stock") shall be converted into and become one (1) validly issued, fully paid and non-assessable share of Rugby Common Stock.

         (f) Subject to the provisions hereof, each holder of an outstanding certificate or certifi cates theretofore representing shares of Rugby Common Stock, and theretofore surrendered by such holder to Compu-DAWN or its transfer agent for cancellation, shall be entitled to receive in exchange therefor (i) as promptly as practicable after the Effective Time, but subject to the provisions of the Escrow Agreement, certificates representing that holder's proportionate number of Compu-DAWN Securities, other than the Compu-DAWN Performance Common Stock, for each share of Rugby Common Stock surrendered, as is specified in
Section 2.3(b) hereof and (ii) as promptly as practicable after the Entitlement Date, a certificate or certificates representing that holder's proportionate number of shares of Compu-DAWN Performance Stock for each share of Rugby Common Stock surrendered, as is specified in Section 2.3(b) hereof. If the Compu-DAWN Securities (or any portion thereof) are to be delivered to any person other than the person in whose name the certificate or certificates representing the Rugby Common Stock surrendered in exchange therefor are registered, in addition to any other requirements of applicable law, it shall be a condition to such exchange that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such exchange shall pay to Compu-DAWN or its transfer agent any transfer or other taxes required by reason of the delivery of the Compu-DAWN Securities to a person other than the registered holder of the certificate or certificates surrendered, or shall establish to the satisfaction of Compu-DAWN or its transfer agent that such tax has been paid or is not applicable.

         (g) Neither the Compu-DAWN Common Stock nor the Compu-DAWN Preferred Stock nor the Warrants to be issued pursuant to the Merger, nor the Compu-DAWN Common Stock issuable upon the exercise of the Warrants, may be sold or otherwise transferred or disposed of by the holders thereof unless they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available. Accordingly, a restrictive legend will be placed on any instruments, certificates or other documents evidencing such shares of Compu-DAWN Common Stock, Compu-DAWN Preferred Stock or Warrants in, or substantially in, the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933. These securities have been acquired for investment and not for distribution or resale. They may not be sold, assigned, mortgaged, pledged, hypothecated or otherwise trans ferred or disposed of without an effective registration statement for such securities under the Securities Act of 1933 or an opinion of counsel to the Company that registration is not required under such Act."

         (h) Unless and until outstanding certificates representing shares of Rugby Common Stock prior to the Effective Time shall be surrendered as provided in Section 2.3(f) hereof, dividends and other distributions, if any (including, without limitation, any shares issuable in connection with stock split-ups or other recapitalizations), payable as of any date subsequent to the Effective Time or the Entitlement Date, as the case may be, to the holders of record of shares of Compu-DAWN Common Stock or Compu-DAWN Preferred Stock shall not be paid to the holders of such certificates, but in the case of each such certificate which shall be so surrendered, subject to the provisions of the Escrow Agreement: (i) there shall be paid, upon such surrender, to the record holder of the certificate for shares of Compu-DAWN Common Stock or Compu-DAWN Preferred Stock, as the case may be, issued in exchange therefor, the full amount, without any interest thereon, of the dividends and any other distributions (including, without limitation, any shares issued in connection with stock split-ups or other recapitalizations) referred to above which theretofore became payable with respect to the number of shares of Compu-DAWN Common Stock or Compu-DAWN Preferred Stock, as the case may be, represented by such certificate; and (ii) there shall be paid to such record holder, on the payment date therefor, the amount of any such dividend or other distribution with respect to such number of shares, if the record date for the determination of the stockholders entitled to such dividend or other distribution shall be prior to the surrender of such certificate but the payment date of such dividend shall be subsequent to such surrender.

         (i) Promptly after the Effective Time, Compu-DAWN's transfer agent shall mail to each holder of certificates that immediately prior to the Effective Time represented Rugby Common Stock a form of letter of transmittal and instructions for use in surrendering such certificates and receiving the applicable Compu-DAWN Securities in exchange therefor.

         (j) No holder of the Rugby Common Stock shall have any of the rights of a stockholder of Compu-DAWN (i) with respect to the Compu-DAWN Securities, other than the shares of Compu- DAWN Performance Stock, to be issued in the Merger, until the Effective Time, or (ii) with respect to the shares of Compu-DAWN Performance Stock, until the Entitlement Date, subject to the terms hereof.

2.4      Effect of Merger.

         (a) Except as herein otherwise specifically set forth, the identity, existence, purposes, powers, franchises, rights and immunities of Rugby shall continue unaffected and unimpaired by the Merger, and the corporate identity, existence, purposes, powers, franchises and immunities of RAC shall be merged into Rugby, and Rugby, as the Surviving Corporation and a wholly-owned subsidiary of Compu-DAWN, shall be fully vested therewith. The separate existence and corporate organization of RAC (except insofar as they may be continued by statute) shall cease as of the Effective Time.

         (b)      At the Effective Time:

                  (i) All rights, privileges, goodwill, franchises and property, real, personal and mixed, and all debts due on whatever account and all other things in action, belonging to RAC shall be, and they hereby are, bargained, conveyed, granted, confirmed, transferred, assigned and set over to and vested in Rugby as the Surviving Corporation by operation of law and without further act or deed, and all property and rights, and all and every other interest of RAC shall be the property, rights and interests of Rugby as the Surviving Corporation as they were of RAC;

                  (ii) No action or proceeding, whether civil or criminal, pending at the Effective Time by or against either RAC or Rugby, or any shareholder, officer or director thereof, shall abate or be discontinued by the Merger, but may be enforced, prosecuted, settled or compromised as if the Merger had not occurred, or the Surviving Corporation may be substituted in such action or proceeding in place of RAC; and

                  (iii) All rights of employees and creditors and all liens upon the property of RAC shall be preserved unimpaired, limited to the property affected by such liens at the Effective Time, and all the debts, liabilities and duties of RAC shall attach to Rugby as the Surviving Corporation and shall be enforceable against the Surviving Corporation to the same extent as if all such debts, liabilities and duties had been incurred or contracted by it.

2.5 Further Assurances. RAC agrees that, from time to time, as and when requested by the Surviving Corporation or by its successors and assigns, the last acting officers of RAC or the cor responding officers of the Surviving
Corporation shall, in the name of RAC, execute and deliver, or cause to be executed and delivered, at the sole expense of the Surviving Corporation, all deeds, assignments and other instruments and shall take or cause to be taken all such other and further actions as the Surviving Corporation may deem necessary or appropriate in order more fully to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes, franchises and all and every other interest of RAC referred to in Section 2.4 hereof and otherwise to carry out the intent and purposes of this Agreement.

2.6 Directors of Surviving Corporation. The persons comprising the Board of Directors of the Surviving Corporation, who shall hold office from the Effective Time in accordance with its ByLaws until the next annual meeting of shareholders and until their respective successors shall have been elected and shall have qualified, shall be the directors of Rugby immediately prior to the Effective Time, subject to the terms hereof.

2.7 Officers of Surviving Corporation. The officers of the Surviving Corporation, who shall hold office from the Effective Time in accordance with its By-Laws until the next annual meeting of directors and until their respective successors shall have been elected or appointed and shall have qualified, shall be the officers of Rugby immediately prior to the Effective Time, subject to the terms hereof.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF RUGBY AND
                              THE RUGBY SHAREHOLDER

         Rugby and the Rugby Shareholder, jointly and severally, make the following representations and warranties to Compu-DAWN and RAC, each of which shall be deemed material, and Compu- DAWN and RAC, in executing, delivering and consummating this Agreement, have relied upon the correctness and completeness of each of such representations and warranties:

3.1      Valid Existence; Qualification; Lottery Business.

         (a) Rugby is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Rugby has the power to carry on the Lottery Business and to own its assets. Rugby is not required to qualify to conduct business as a foreign corporation in any jurisdiction in order to own its assets or to carry on the Lottery Business, and there has not been any claim by any jurisdiction to the effect that Rugby is required to qualify or otherwise be authorized to do business as a foreign corporation therein. The copies of Rugby's Certificate of Incorporation, as amended to date (certified by the Secretary of State of the State of New York), and Rugby's ByLaws, as amended to date (certified by the Secretary of Rugby), which have been delivered to Compu-DAWN, are true and complete copies of those documents as in effect on the date hereof. The minute books of Rugby contain accurate records of all meetings of its Board of Directors, any committees thereof and stockholders since its incorporation, and accurately reflect all transactions referred to therein.

         (b) Neither Rugby nor Press-Loto has engaged in any business activities other than in connection with the Lottery Business.

3.2      Capitalization; Subsidiaries; Affiliated Entities.

         (a) The authorized capital stock of Rugby consists of Two Hundred (200) shares of

Rugby Common Stock, no par value, all shares of which are presently issued and outstanding. All of such issued and outstanding shares of Rugby Common Stock are duly authorized, validly issued, fully paid and nonassessable and are held of record by the Rugby Shareholder, free and clear of all Liens. Rugby is not authorized to issue any capital stock other than the Rugby Common Stock, there are no outstanding securities or evidences of indebtedness ("Derivative Securities") of Rugby that are convertible into or exchangeable for any shares of Rugby Common Stock and there are no outstanding subscriptions, options, warrants, rights, calls or other commitments or agreements to which Rugby or the Rugby Shareholder is a party or by which it or he is bound calling for the issuance, transfer, sale or disposition of any shares of Rugby Common Stock or Derivative Securities of Rugby. At the Closing, Compu-DAWN will acquire good and marketable title to the Rugby Common Stock, free and clear of all Liens.

         (b) Rugby has not made any investments in, and does not own, any of the capital stock of, or any other equity or proprietary interest in, any other Person, except that Rugby owns fifty percent (50%) of the equity (i.e., shares of capital) of Press-Loto, free and clear of all Liens. Press- Loto is a company with limited liability duly organized and in good standing under the laws of the Russian Federation and has the power to carry on the Lottery Business and to own its assets. Press- Loto is not required to qualify to do business as a foreign business organization in any foreign jurisdiction in order to carry on the Lottery Business or own its assets, and there has not been any claim by any jurisdiction to the effect that Press-Loto is required to qualify or otherwise be authorized to do business as a foreign business organization therein. All of the outstanding shares of capital of Press-Loto are validly issued, fully paid and nonassessable and owned by the Persons set forth on Schedule 3.2(a) attached hereto in the number and percentage amounts set forth next to their respective names and such shares of capital are free and clear of all Liens. There are no outstanding securities or evidences of indebtedness convertible into or exchangeable for shares of capital and there are no subscriptions, options, warrants, rights, calls, or other commitments or agreements to which Press-Loto, Rugby, the Rugby Shareholder or any of his affiliates is a party or by which he, it or any of them is bound, calling for the issuance, transfer, sale or disposition of any of the shares of capital or other securities of Press-Loto. The copies of the Charter of the Company with Limited Liability (certified by the State Registration Chamber, Ministry of Economics of the Russian Federation), as amended to date, of Press-Loto along with a notarized accurate English translation thereof, copies of which have heretofore been delivered to Compu-DAWN, are true and complete copies of those documents as in effect on the date hereof. The minute books of the founders and the board of directors of Press-Loto contain accurate records of all meetings of its Members' Meeting, shareholders and directors, respectively, since its date of establishment, and accurately reflect all transactions referred to therein. A board of directors of Press-Loto has been elected and the directors of Press-Loto continue to serve as such. Except as set forth in Schedule 3.2(b) attached hereto, Press-Loto has not made any investments in, and does not own, any of the capital stock of, or any other equity or proprietary interest in, any other Person.

         (c) Except as set forth on Schedule 3.2(c) attached hereto, and except for Rugby, the Rugby Shareholder has not made any investments in, and does not own, any of the capital stock of, or any other equity or proprietary interest in, any other Person engaged in any business which is competitive with the Lottery Business.

3.3 Consents. Except as set forth on Schedule 3.3 attached hereto, no consent of any Body or other Person is required to be received by or on the part of Rugby, the Rugby Shareholder or Press- Loto to enable either Rugby or the Rugby Shareholder to enter into and carry out this Agreement and the transactions contemplated hereby, including, without limitation, the transfer to Compu-DAWN of all of the right, title and interest in and to the Rugby Common Stock.

3.4      Authority; Binding Nature of Agreement.

          (a) Rugby has the corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Rugby and by the Rugby Shareholder as the sole shareholder of Rugby, and no other corporate proceedings on the part of Rugby are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         (b) The Rugby Shareholder has the power and authority to enter into this Agreement and to carry out his obligations hereunder.

         (c) This Agreement constitutes the valid and binding obligation of each of Rugby and the Rugby Shareholder and is enforceable against each of them in accordance with its terms.

3.5 Financial Statements. The Rugby Financial Statements and Press-Loto Financial Statements to be delivered to Compu-DAWN pursuant to Section 5.1(h)(i) shall be true and com plete, (ii) shall be in accordance with the Books and Records of Rugby and Press-Loto, respectively, and (iii) shall fairly present the financial position of Rugby and Press-Loto as of the Rugby Balance Sheet Date and Press-Loto Balance Sheet Date, respectively, and the results of their respective operations for the year ended December 31, 1997. The Press-Loto Financial Statements shall have been audited (as such term is used in Russia) by ZAO Marillon Auditors (Ministry of Finance License No. 012980 issued on February 17, 1998), whose report thereon shall be included therein; provided, however, that, in the event such audited Press-Loto Financial Statements shall not comply with the requirements set forth in Section 7.5 hereof, the Press-Loto Financial Statements shall be audited by a "Big Six" accounting firm or other firm acceptable to Compu-DAWN. In such event, Compu-DAWN shall agree to pay the fees of such second accounting firm (provided that it shall have approved the selection of such firm in writing, such approval not to be unreasonably withheld).

3.6      Liabilities.

         (a) As at the Rugby Balance Sheet Date, Rugby had no Liabilities, other than those Liabilities reflected or reserved against in the Rugby Balance Sheet, and there was no basis for the assertion against Rugby of any Liability not so reflected or reserved against therein.

         (b) As at the Press-Loto Balance Sheet Date, Press-Loto had no Liabilities, other than those Liabilities reflected or reserved against in the Press-Loto Balance Sheet, and there was no basis for the assertion against Press-Loto of any Liability not so reflected or reserved against therein.

3.7 Actions Since the Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by, this Agreement, or as set forth in Schedule 3.7 attached hereto, since the Rugby Balance Sheet Date and the Press-Loto Balance Sheet Date, neither Rugby nor Press-Loto, respectively, has (i) incurred any material Liability or other Liability not in the ordinary and usual course of business and consistent with past practice, (ii) made any wage or salary increases or granted any bonuses; (iii) mortgaged, pledged or subjected to any Lien any of its assets, or permitted any of its assets to be subjected to any Lien; (iv) sold, assigned or transferred any of its assets, except in the ordinary and usual course of business consistent with past practice; (v) changed its accounting methods, principles or practices; (vi) revalued any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable; (vii) incurred any damage, destruction or loss (whether or not covered by insurance) adversely affecting its assets or business which has had or could be reasonably expected to have a Material Adverse Effect; (viii) canceled any indebtedness or waived or released any right or claim; (ix) incurred any material adverse change in employee relations; (x) amended, canceled or terminated any Contract or Permit or entered into any Contract or Permit which was not in the ordinary and usual course of business consistent with past practice; (xi) increased or changed its assumptions underlying, or methods of calculating, any doubtful account contingency or other reserves; (xii) paid, discharged or satisfied any Liabilities other than the payment, discharge or satisfaction in the ordinary and usual course of business of Liabilities set forth or reserved for on the Rugby Balance Sheet or Press-Loto Balance Sheet, as the case may be, or thereafter incurred in the ordinary and usual course of business consistent with past practice; (xiii) made any capital expenditure, entered into any lease or incurred any obligation to make any capital expenditure; (xiv) failed to pay or satisfy when due any Liability; (xv) failed to carry on its business in the ordinary and usual course, consistent with the past practice, so as to reasonably keep available the services of its employees, and to preserve its assets and business and the goodwill of its suppliers, customers, distributors and others having business relations with it; (xvi) disposed of or allowed the lapse of any Proprietary Rights or disclosed to any Person any Proprietary Rights not theretofore a matter of public knowledge; (xvii) issued or sold, or agreed to issue or sell, any of its capital stock or shares of capital, as the case may be, options, warrants, rights or calls to purchase such stock or shares, any securities convertible into or exchangeable for such capital stock, shares of capital or other corporate securities, or effected any subdivision or other recapitalization affecting its capital stock or shares of capital, as the case may be; (xviii) declared, paid or set aside any dividends or other distributions or payments on its capital stock or shares of capital, as the case may be, or redeemed or repurchased, or agreed to redeem or repurchase, any shares of its capital stock or shares of capital, as the case may be; (xix) made any loans or advances to any Person, or assumed, guaranteed, endorsed or otherwise became responsible for the obligations of any Person; (xx) incurred any indebtedness for borrowed money (except as a result of its endorsement, for collection or deposit, of negotiable instruments received in the ordinary and usual course of business); or (xxi) other than this Agreement or the transactions contemplated hereby, entered into any transaction or course of conduct not in the ordinary and usual course of business and consistent with past practice.

3.8 Adverse Developments. Since the Rugby Balance Sheet Date and Press-Loto Balance Sheet Date, there has been no material adverse change in the assets, business, operations (financial or otherwise), or prospects of Rugby or Press-Loto, respectively, there has been no act or omission on the part of Rugby, Press-Loto or others which would form the basis for the assertion against Rugby or Press-Loto, respectively, of any material Liability, no other event has occurred which could be reasonably expected to have a Material Adverse Effect and neither Rugby nor the Rugby Shareholder knows of any development or threatened development of a nature which could be reasonably expected to have a Material Adverse Effect.

3.9 Taxes. All taxes, including, without limitation, income, property, sales, use, utility, franchise, capital stock, excise, value added, employees' withholding, social security and unemployment taxes imposed by the United
States, any state, locality or any foreign country including, without limitation, the Russian Federation, and any and all political subdivisions thereof and localities therein, or by any other taxing authority, which have or may become due or payable by Rugby or Press-Loto and all interest and penalties thereon, whether disputed or not, have been paid in full or adequately provided for by reserves shown in the Books and Records; all deposits required by law to be made by Rugby or Press-Loto with respect to estimated income, franchise and employees' withholding taxes have been duly made; and all tax returns, including estimated tax returns, required to be filed have been duly and timely filed. No extension of time for the assessment of deficiencies for any year is in effect. No deficiency notice is proposed, or, to the knowledge of either Rugby or the Rugby Shareholder, threatened against Rugby or Press-Loto. The tax returns of Rugby and Press-Loto have never been audited. No sales or use taxes are required to be collected in connection with the operation of the Lottery Business or by Rugby or Press-Loto.

3.10     Ownership of Assets; Interest in Assets.

         3.10.1 Assets Generally. Each of Rugby and Press-Loto owns outright, and has good and marketable title to, all of its assets (including all assets reflected in the Rugby Balance Sheet and the Press-Loto Balance Sheet, respectively, except as the same may have been disposed of in the ordinary and usual course of business consistent with past practice since the Rugby Balance Sheet Date and the Press-Loto Balance Sheet Date, respectively), free and clear of all Liens. Without limiting the generality of the foregoing, Rugby is, or prior to the Closing Date and any loans made pursuant to the Loan Agreement will be, a party to the Contracts relating to the Lottery and briefly described in
Schedule 3.10.(a) attached hereto (the "Lottery Contracts"). Except for the Lottery Contracts, no Contracts are required by Rugby or Press-Loto to organize, implement, and operate the Lottery or otherwise conduct the Lottery Business. Upon consummation of the transactions contemplated by this Agreement, each of Rugby and Press-Loto will own its assets, free and clear of all Liens. Except as set forth on Schedule 3.10 (b) attached hereto, the assets of Rugby and Press-Loto are sufficient to permit them to organize, implement and operate the Lottery or otherwise conduct the Lottery Business. Except as set forth on
Schedule 3.10(c) attached hereto, none of the assets of Rugby or Press-Loto are subject to any restriction with regard to transferability. There are no Contracts with any Person with respect to the acquisition of any of the assets of Rugby or Press- Loto or any rights or interests therein.

           3.10.2 Interest in Assets. The Rugby Shareholder, directly or indirectly, does not own or have any property or rights, tangible or intangible, used in or related, directly or indirectly, to the Lottery Business, Rugby or Press-Loto.

3.11 Insurance. Schedule 3.11 attached hereto sets forth a true and complete list and brief description of all policies of fire, liability, political and other forms of insurance held by Rugby and Press-Loto. Except as set forth in
Schedule 3.11, such policies are valid, outstanding and enforceable policies, as to which premiums have been paid currently, are with reputable insurers believed by each of Rugby and the Rugby Shareholder to be financially sound and are consistent with the practices of similar concerns engaged in substantially similar operations as those currently conducted, and currently contemplated by the Parties to be conducted, by Rugby and Press-Loto. Except as set forth in
Schedule 3.11, there exists no state of facts, and no event has occurred, which might reasonably (i) form the basis for any claim against Rugby or Press-Loto not fully covered by insurance for liability on account of any express or implied warranty or tortious omission or commission, or (ii) result in any material increase in insurance premiums.

3.12 Litigation; Compliance with Law. There are no Actions relating to Rugby or Press-Loto or any of their respective assets or business or the Lottery, the Lottery License or the Lottery Business pending or, to the knowledge of each of Rugby and the Rugby Shareholder, threatened, or any order, injunction, award or decree outstanding, against Rugby or Press-Loto or against or relating to any of their respective assets or business or the Lottery or the Lottery License; and there exists no basis for any such Action. Neither Rugby nor Press-Loto is in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental or other regulatory Body, court or arbitrator relating to its assets, the Lottery, the Lottery License or the Lottery Business.

3.13 Real Property. Except as set forth on Schedule 3.13 attached hereto, neither Rugby nor Press-Loto owns or leases, or uses under license or the like, any real property.

3.14 Agreements and Obligations; Performance. Except for the Lottery Contracts or as listed and briefly described in Schedule 3.14 attached hereto
(collectively with the Lottery Contracts, the "Rugby/Press-Loto Listed Agreements"), neither Rugby nor Press-Loto is a party to, or bound by, any: (i) Contract which involves aggregate payments or receipts in excess of $5,000 that cannot be terminated at will without penalty or premium or any continuing Liability; (ii) Contract of any kind with the Rugby Shareholder, any officer, director, or employee of Rugby or any shareholder, officer, director or employee of Press-Loto; (iii) Contract which is violation of applicable law; (iv) Contract for the purchase, sale or lease of any materials, products, supplies or services which contains, or which commits or will commit it for, a fixed term;
(v) Contract of employment not terminable at will without penalty or premium or any continuing Liability; (vi) deferred compensation, bonus or incentive plan or Contract not cancelable at will without penalty or premium or any continuing obligation or Liability; (vii) management or consulting Contract not terminable at will without penalty or premium or any continuing Liability; (viii) license or royalty Contract; (ix) Contract relating to indebtedness for borrowed money;
(x) union or other collective bargaining Contract; (xi)

Contract which, by its terms, requires the consent of any party thereto to the consummation of the transactions contemplated hereby; (xii) Contract containing covenants limiting the freedom of Rugby or Press-Loto, or any officer or employee thereof, or the Rugby Shareholder, to engage or compete in any line of business, or with any Person, in any geographical area; (xiii) Contract or option relating to the acquisition or sale of any business; (xiv) voting agreement or similar Contract; (xv) option for the purchase of any asset, tangible or intangible; (xvi) franchise, license or advertising Contract; (xvii) Contract with the United States government, any state, local or foreign government, including, without limitation, the Russian Federation, or any political subdivision, agency or department thereof; or (xviii) other Contract which materially affects any of their assets or the Lottery, the Lottery License or the Lottery Business, whether directly or indirectly, or which was entered into other than in the ordinary and usual course of business consistent with past practice. A true and correct copy of each of the written Rugby/Press-Loto Listed Agreements has been delivered, or made available, to Compu-DAWN. The Rugby/Press-Loto Listed Agreements are valid, in full force and effect and are enforceable by Rugby or Press-Loto, as the case may be, in accordance with the terms thereof. Rugby and Press-Loto have in all material respects each performed all obligations required to be performed by it to date under all of the Rugby/Press-Loto Listed Agreements, is not in Default under any of the Rugby/Press-Loto Listed Agreements and has received no notice of any dispute, Default or alleged Default thereunder which has not heretofore been cured or which notice has not heretofore been withdrawn. Neither Rugby nor the Rugby Shareholder knows of any Default under any of the Rugby/Press-Loto Listed Agreements by any other party thereto or by any other Person bound thereunder.

3.15 Condition of Assets. All machinery, equipment, vehicles and other assets used by Rugby or Press-Loto in the conduct of the Lottery Business are in good operating condition, ordinary wear and tear excepted.

3.16 Permits and Licenses. Schedule 3.16 attached hereto sets forth a true and complete list of all Permits from all Bodies held by Rugby and/or Press-Loto. Each of Rugby and Press-Loto has all Permits of all Bodies required to carry on the Lottery Business; all such Permits are in full force and effect, and, to the knowledge of each of Rugby and the Rugby Shareholder, no suspension or cancellation of any of such Permits is threatened; each of Rugby and Press-Loto is in compliance in all material respects with all requirements, standards and procedures of the Bodies which have issued such Permits. The Lottery License is effective until the License Expiration Date; and each of Rugby and the Rugby Shareholder reasonably believes that the Government Decree will remain in full force and effect and the Lottery License will be extended for successive periods of at least two (2) years each commencing from the License Expiration Date unless the Lottery has been improperly operated. Neither Rugby nor the Rugby Shareholder has any reason to believe that the Government Decree will be canceled, repealed, superseded, modified, amended or changed in any way which would have a Material Adverse Effect on Press-Loto or Rugby. Except as set forth on Schedule 3.16, no notice to, declaration, filing or registration with, or Permit from, any Body or any other Person is required to be made or obtained by Rugby or the Rugby Shareholder in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby.

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



3.17 Occupational Heath and Safety and Environmental Matters. The operations of the Lottery Business do not, and will not, require, and neither Rugby nor Press-Loto has any Permits from any Bodies relating to occupational health and safety or environmental matters to lawfully conduct the Lottery Business. There is no litigation, investigation or other proceeding pending or, to the knowledge of each of Rugby and the Rugby Shareholder, threatened or known to be contemplated by any Body in respect of or relating to the Lottery Business or the assets of Rugby or Press-Loto with respect to occupational health and safety or environmental matters. All operations of the Lottery Business have been conducted in compliance with all, and neither Rugby nor Press-Loto is liable in any respect for any violation of any, applicable United States federal, state, local or foreign laws or regulations, including, without limitation, those of the Russian Federation and its political subdivisions, pertaining to occupational health and safety and environmental matters, including, without limitation, those relating to the emission, discharge, storage, release or disposal of Materials of Environmental Concern into ambient air, surface water, ground water or land surface or sub-surface strata or otherwise relating to the manufacture, processing, distribution, use, handling, disposal or transport of Materials of Environmental Concern. Neither Rugby nor the Rugby Shareholder has received any notice of a possible claim or citation against or in respect of any real property owned or leased by Rugby or Press-Loto, or with regard to their respective assets or the Lottery Business, relating to occupational health and safety or environmental matters and neither Rugby nor the Rugby Shareholder is aware of any basis for any such Action.

3.18 Intellectual Property. Schedule 3.18(a) sets forth a true and complete list and brief description of all Proprietary Rights which are owned by each of Rugby and Press-Loto or in which, or with regard to which, it has any right or interest (including, without limitation, the identity of Rugby or Press-Loto, each application number, serial number or registration number, the class of goods or services covered and the expiration date for each country in which Proprietary Right has been registered). Except as set forth in Schedule 3.18(b), no other Person has any proprietary or other interest in any such Proprietary Rights and neither Rugby nor Press-Loto is a party to or bound by any Contract requiring the payment to any Person of any royalty. Neither Rugby nor Press-Loto is infringing upon any Proprietary Rights or otherwise is violating the rights of any third party with respect thereto, and no proceedings have been instituted, and no claim has been received by Rugby, and neither Rugby nor the Rugby Shareholder is aware of any claim, alleging any such violation. There are no pending applications with regard to any Proprietary Right. Rugby and Press-Loto have each taken all reasonable and prudent steps to protect the Proprietary Rights from infringement by any other Person. No other Person (i) has the right to use any Trademark of Rugby or Press-Loto either in identical form or in such near resemblance thereto as to be likely, when applied to the goods or services of any such Person, to cause confusion with such Trademarks or to cause a mistake or to deceive, (ii) has notified Rugby or Press-Loto that it is claiming any ownership of or right to use any Proprietary Rights, or (iii) to the best of knowledge of each of Rugby and the Rugby Shareholder, is infringing upon any Proprietary Rights in any way.

3.19 Compensation Information. Schedule 3.19 attached hereto contains a true and complete list of the names and current salary rates of, bonus commitments to, and other compensatory arrangements with, all officers and other persons employed and/or retained by each of Rugby and Press-Loto.

3.20       Employee Benefit Plans.

           (a) Rugby does not maintain and has never maintained, nor does Rugby make or has ever made employer contributions with respect to its employees to, any "pension" or "welfare" benefit plans (within the respective meanings of sections 3(2) and 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Rugby has no Liability in connection therewith or with regard thereto.

         (b) Press-Loto does not maintain and has never maintained, nor does Press-Loto make or has ever made employer contributions with respect to its employees to any pension or welfare benefit plans, and Press-Loto has no Liability in connection therewith or with regard thereto, which would have a Material Adverse Effect on Press-Loto or Rugby.

3.21 No Breach. Neither the execution and delivery of this Agreement nor compliance by Rugby or the Rugby Shareholder with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

           (a) violate or conflict with any provision of the Certificate of Incorporation, By-Laws or other organizational document of Rugby or Press-Loto;

           (b) violate or conflict with or, alone or with notice or the passage of time, or both, result in the breach or termination of, or otherwise give any party the right to terminate, or declare a Default under, the terms of any Contract to which Rugby, the Rugby Shareholder or Press-Loto is a party or by which any of them may be bound, or otherwise violate or conflict with any Permit of any Body, including, without limitation, the Lottery License;

           (c) result in the creation of any Lien upon any of the assets of Rugby or Press-Loto;

           (d) violate any judgment, order, injunction, decree or award against, or binding upon, Rugby, the Rugby Shareholder or Press-Loto or upon any of the assets of Rugby or Press-Loto; or

           (e) violate any law or regulation of any jurisdiction relating to Rugby, the Rugby Shareholder, Press-Loto or the Lottery Business.

3.22 Brokers. Except as set forth on Schedule 3.22 attached hereto, neither Rugby nor the Rugby Shareholder has engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its or his behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement. Schedule 3.22 describes the terms of the agreement with any such broker or finder.

3.23 Employment Relations. (a) Each of Rugby and Press-Loto is in compliance with all United States federal, state, local, foreign, and other applicable laws, rules and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, including, without limitation, laws, rules and regulations of the Russian Federation and its political subdivisions, and has not engaged in any unfair labor practice which, in any of the foregoing cases, could have a Material Adverse Effect; (b) there is not pending, or, to the knowledge of each of Rugby and the Rugby Shareholder, threatened, any unfair labor practice charge or complaint against Rugby or Press-Loto by or before the United States federal National Labor Relations Board or any comparable state, local or foreign agency or authority; (c) there is no labor strike, dispute, slowdown or stoppage pending or, to the knowledge of each of Rugby and the Rugby Shareholder, threatened against or involving Rugby or Press-Loto; (d) neither Rugby nor the Rugby Shareholder is aware of any union organization effort respecting the employees of Rugby or Press-Loto; (e) no grievance which might have an adverse effect on Rugby or Press-Loto or the conduct of the Lottery Business, nor any arbitration proceeding arising out of or under any collective bargaining agreement, is pending and no claim therefor has been asserted; (f) no litigation, arbitration, administrative proceeding or governmental investigation is now pending, and, to the knowledge of each of Rugby and the Rugby Shareholder, no Person has made any claim or has threatened litigation, arbitration, administrative proceeding or governmental investigation against, arising out of any law relating to discrimination against employees or employment practices; (g) no collective bargaining agreement is currently being negotiated by Rugby or Press-Loto; and (h) neither Rugby nor Press-Loto has experienced any material labor difficulties during the last three (3) years. There has not been, and neither Rugby nor the Rugby Shareholder anticipates, any material adverse change in relations with employees of Rugby or Press-Loto as a result of the announcement of the transactions contemplated by this Agreement. Without limiting the foregoing, Rugby is in compliance with the Immigration Reform and Control Act of 1986, as amended, and maintain a current Form I-9 as required by such Act in the personnel file of each employee.

3.24 Prior Names and Addresses. Since inception, neither Rugby nor Press-Loto has used any business name or had any business address other than its current name and the business address or as set forth in Schedule 3.24.

3.25 Payments. Neither Rugby, the Rugby Shareholder nor Press-Loto has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, client, customer, supplier, government official or other Person, in the United States or any other country in which the Lottery Business is or is contemplated to be conducted, which is illegal under any federal, state or local laws of the United States (including, without limitation, the U.S. Foreign Corrupt Practices Act) or such other country.

3.26 Books and Records. Rugby and Press-Loto have made and kept (and given Compu-DAWN access to) Books and Records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of Rugby, Press-Loto and the Lottery Business. Neither Rugby nor Press-Loto has engaged in any material transaction, maintained any bank account or used any corporate or company funds in connection with its business and the Lottery Business except for transactions, bank accounts and funds which have been and are reflected in the normally maintained Books and Records of Rugby or Press-Loto.

3.27 Recitals. The Recitals numbered 2 through 6 of this Agreement are true and complete in all respects.

3.28 Proxy Statement. The information to be furnished by Rugby or the Rugby Shareholder or its representatives for inclusion in Compu-DAWN's proxy solicitation materials to be utilized in connection with the meeting to obtain Stockholder Approval (the "Proxy Statement"),when furnished, and at all times to and including the time of the stockholders' meeting convened to obtain
Stockholder Approval and adjournments thereof, if any, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein contained not misleading.

3.29     [Intentionally Omitted]

3.30 Projections. Based upon other national lotteries, there is a reasonable basis for the assumptions made in connection with, and as a basis for, the financial projections which are attached hereto as Schedule 3.30.

3.31 Untrue or Omitted Facts. No representation, warranty or statement by Rugby or the Rugby Shareholder in this Agreement contains any untrue statement of a material fact, or omits to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limiting the generality of the foregoing, there is no fact known to Rugby or the Rugby Shareholder that has had, or which may be reasonably expected to have, a Material Adverse Effect that has not been disclosed in this Agreement.

                                   ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF COMPU-DAWN AND RAC

                  Compu-DAWN and RAC, jointly and severally, make the following representations and warranties to Rugby and the Rugby Shareholder, each of which shall be deemed material, and Rugby and the Rugby Shareholder, in executing, delivering and consummating this Agreement, have relied upon the correctness and completeness of each of such representations and warranties:

4.1 Valid Existence; Qualification. Compu-DAWN is a corporation validly existing and in good standing under the laws of the State of Delaware. RAC is a corporation validly existing and in good standing under the laws of the State of New York. Each of Compu-DAWN and RAC has the power to carry on its business as now conducted and to own its assets. Compu-DAWN is qualified to do business in the State of New York, is not required to qualify in any other jurisdiction in order to own its assets or carry on its business as now conducted, and there has not been any claim by any other jurisdiction to the effect that Compu-DAWN is required to qualify or otherwise be authorized to do business as a foreign corporation therein. The copies of each of Compu-DAWN's and RAC's Certificate of Incorporation, as amended to date (certified by the Secretaries of State of the State of Delaware and New York, respectively) and By-Laws, as amended to date (certified by the Secretaries of Compu-DAWN and RAC, respectively), which have been delivered to Rugby and the Rugby Shareholder, are true and complete copies of those documents as in effect on the date hereof.

4.2      Capitalization.

         (a) The authorized capital stock of Compu-DAWN consists of twenty million (20,000,000) shares of Common Stock, $.01 par value per share, of which two million eight hundred thirty-four thousand two hundred twenty-nine
(2,834,229) shares are issued and outstanding, and one million (1,000,000) shares of Preferred Stock, $.01 par value per share, none of which are issued and outstanding. All of such issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. The shares of Compu-DAWN Common Stock to be issued and delivered as contemplated by Article II hereof will be duly and validly authorized and, when so issued and delivered, will be duly and validly issued, fully paid and nonassessable. Except as set forth on Schedule 4.2(a), there are no outstanding Derivative Securities of Compu-DAWN that are convertible into or exchangeable for any shares of Compu-DAWN Common Stock and there are no outstanding subscriptions, options, warrants, rights, calls or other commitments or agreements to which Compu-DAWN is a party or by which it is bound calling for the issuance, transfer, sale or disposition of any shares of Compu-DAWN Common Stock or Derivative Securities.

           (b) The authorized capital stock of RAC consist of 200 shares of Common Stock, par value $.01 per share, all of which are issued and outstanding, and duly authorized, validly issued, fully paid and nonassessable.

           (c) Compu-DAWN has not made any investments in, and does not own, any of the capital stock of, or any other equity interest in, any other Person.

4.3 Consents. Except for Stockholder Approval or as set forth on Schedule 4.3 attached hereto, no consent of any Body or other Person is required to be received by or on the part of Compu- DAWN to enable it to enter into and carry out this Agreement and the transactions contemplated hereby.

4.4 Corporate Authority; Binding Nature of Agreement. Each of Compu-DAWN and RAC has the corporate power and authority to enter into this Agreement and carry out their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Boards of Directors of Compu- DAWN and RAC and, except for Stockholder Approval, and no other corporate proceedings on the part of Compu-DAWN or RAC are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of each of Compu-DAWN and RAC and is enforceable in accordance with its terms.

4.5    SEC Reports.  Compu-DAWN has previously delivered to Rugby and the Rugby

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



Shareholder true and complete copies, including exhibits and, as applicable, amendments thereto, of Compu-DAWN's Annual Report on Form 10-KSB for the year ended December 31, 1997 (the "SEC Report"). The SEC Report, as of the date thereof, did not contain any untrue statement of a material fact, or fail to state any material fact required to be stated therein or necessary to make the statements made therein not materially misleading.

4.6 Financial Statements. The Compu-DAWN Financial Statements contained in the SEC Report (i) are true and complete, (ii) are in accordance with the Books and Records of Compu- DAWN, (iii) fairly present the financial position of Compu-DAWN as of the Compu-DAWN Balance Sheet Date, and the results of its operations  for the  year  ended  December  31,  1997,  (iv)  were  prepared  in conformity with United States generally accepted accounting principles consistently applied throughout the periods covered thereby and (v) are in conformity with Regulation S-B, promulgated by the SEC. The Compu-DAWN Financial Statements contained in the SEC Report have been audited by Lazar Levine & Felix LLP certified public accountants, whose report thereon is included therein.

4.7 Liabilities. As at the Compu-DAWN Balance Sheet Date, except as set forth in the SEC Report, Compu-DAWN had no Liabilities, other than those Liabilities reflected or reserved against in the Compu-DAWN Balance Sheet, and there was no basis for the assertion against Compu- DAWN of any Liability not so reflected or reserved against therein.

4.8 Actions Since the Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by, this Agreement, or as set forth in Schedule 4.8 attached hereto, or as set forth in the SEC Report, since the Compu-DAWN Balance Sheet Date, Compu-DAWN has not (i) incurred any material Liability or other Liability not in the ordinary and usual course of business and consistent with past practice, (ii) made any wage or salary increases or granted any bonuses;
(iii) mortgaged, pledged or subjected to any Lien any of its assets, or permitted any of its assets to be subjected to any Lien; (iv) sold, assigned or transferred any of its assets, except in the ordinary and usual course of business consistent with past practice; (v) changed its accounting methods, principles or practices; (vi) revalued any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable; (vii) incurred any damage, destruction or loss (whether or not covered by insurance) adversely affecting its assets or business which has had or could be reasonably expected to have a Material Adverse Effect; (viii) canceled any indebtedness or waived or released any right or claim; (ix) incurred any material adverse change in employee relations; (x) amended, canceled or terminated any Contract or Permit or entered into any Contract or Permit which was not in the ordinary and usual course of business consistent with past practice; (xi) increased or changed its assumptions underlying, or methods of calculating, any doubtful account contingency or other reserves;
(xii) paid, discharged or satisfied any Liabilities other than the payment, discharge or satisfaction in the ordinary and usual course of business of Liabilities set forth or reserved for on the Compu-DAWN Balance Sheet, as the case may be, or thereafter incurred in the ordinary and usual course of business consistent with past practice; (xiii) made any capital expenditure, entered into any lease or incurred any obligation to make any capital expenditure; (xiv) failed to pay or satisfy when due any Liability; (xv) failed to carry on its business in the ordinary and usual course, consistent with the past practice, so as to reasonably keep available the services of its employees, and to preserve its assets and business and the goodwill of its suppliers, customers, distributors and others having business relations with it; (xvi) disposed of or allowed the lapse of any Proprietary Rights or disclosed to any Person any Proprietary Rights not theretofore a matter of public knowledge; (xvii) issued or sold, or agreed to issue or sell, any of its capital stock, options, warrants, rights or calls to purchase such stock, any securities convertible into or exchangeable for such capital stock or other corporate securities, or effected any subdivision or other recapitalization affecting its capital stock; (xviii) declared, paid or set aside any dividends or other distributions or payments on its capital stock, or redeemed or repurchased, or agreed to redeem or repurchase, any shares of its capital stock; (xix) made any loans or advances to any Person, or assumed, guaranteed, endorsed or otherwise became responsible for the obligations of any Person; (xx) incurred any indebtedness for borrowed money (except as a result of its endorsement, for collection or deposit, of negotiable instruments received in the ordinary and usual course of business); or (xxi) other than this Agreement or the transactions contemplated hereby, entered into any transaction or course of conduct not in the ordinary and usual course of business and consistent with past practice.

4.9 Adverse Developments. Except as set forth in the SEC Report, since the Compu-DAWN Balance Sheet Date, there has been no material adverse change in the assets, business, operations (financial or otherwise), or prospects of Compu-DAWN, there has been no act or omission on the part of Compu-DAWN or others which would form the basis for the assertion against Compu- DAWN, of any material Liability, no other event has occurred which could be reasonably expected to have a Material Adverse Effect and Compu-DAWN does not know of any development or threatened development of a nature which could be reasonably expected to have a Material Adverse Effect.

4.10 Taxes. All taxes, including, without limitation, income, property, sales, use, utility, franchise, capital stock, excise, value added, employees' withholding, social security and unemployment taxes imposed by the United States, any state, locality or any foreign country, or by any other taxing authority, which have or may become due or payable by Compu-DAWN and all interest and penalties thereon, whether disputed or not, have been paid in full or adequately provided for by reserves shown in the Books and Records; all deposits required by law to be made by Compu- DAWN with respect to estimated income, franchise and employees' withholding taxes have been duly made; and all tax returns, including estimated tax returns, required to be filed have been duly and timely filed. No extension of time for the assessment of deficiencies for any year is in effect. No deficiency notice is proposed, or, to the knowledge of Compu-DAWN, threatened against Compu-DAWN. Except as set forth on
Schedule 4.10, the tax returns of Compu-DAWN have never been audited.

4.11 Ownership of Assets Compu-DAWN owns outright, and has good and marketable title to, all of its assets (including all assets reflected in the Compu-DAWN Balance Sheet, except as the same may have been disposed of in the ordinary and usual course of business consistent with past practice since the Compu-DAWN Balance Sheet Date), free and clear of all Liens. Except as set forth in the SEC Report, none of the assets of Compu-DAWN are subject to any restriction with regard to transferability. There are no Contracts with any Person with respect to the acquisition of any of the assets of Compu-DAWN or any rights or interests therein.

4.12 Insurance. Schedule 4.12 attached hereto sets forth a true and complete list and brief description of all policies of fire, liability, political and other forms of insurance held by Compu- DAWN. Except as set forth in Schedule 4.12, such policies are valid, outstanding and enforceable policies, as to which premiums have been paid currently, are with reputable insurers believed by Compu-DAWN to be financially sound and are consistent with the practices of similar concerns engaged in substantially similar operations as those currently conducted, and currently contemplated by the Parties to be conducted, by Compu-DAWN. Except as set forth in Schedule 4.12, there exists no state of facts, and no event has occurred, which might reasonably (i) form the basis for any claim against Compu-DAWN not fully covered by insurance for liability on account of any express or implied warranty or tortious omission or commission, or (ii) result in any material increase in insurance premiums.

4.13  Litigation;  Compliance  with  Law.  There  are  no  Actions  relating  to
Compu-DAWN or any of its assets or business, pending or, to the knowledge of each of Compu-DAWN, threatened, or any order, injunction, award or decree outstanding, against Compu-DAWN or against or relating to any of its assets or business; and there exists no basis for any such Action. Compu-DAWN is not in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental or other regulatory Body, court or arbitrator relating to its assets.

4.14 Real Property. Except as set forth on Schedule 4.14 attached hereto, Compu-DAWN does not own or lease, or use under license or the like, any real property.

4.15 Agreements and Obligations; Performance. Except for Contracts disclosed by Compu- DAWN in the SEC Report and/or as exhibits thereto, or as listed and briefly described in Schedule 4.15 attached hereto (the "Compu-DAWN Listed Agreements"), Compu-DAWN is not a party to, or is not bound by, any: (i) Contract which involves aggregate payments or receipts in excess of $5,000 that cannot be terminated at will without penalty or premium or any continuing Liability; (ii) Contract of any kind with the Compu-DAWN, any officer, director, or employee of Rugby or any shareholder, officer, director or employee of Compu-DAWN; (iii) Contract which is violation of applicable law; (iv) Contract for the purchase, sale or lease of any materials, products, supplies or services which contains, or which commits or will commit it for, a fixed term; (v) Contract of employment not terminable at will without penalty or premium or any continuing Liability; (vi) deferred compensation, bonus or incentive plan or Contract not cancelable at will without penalty or premium or any continuing obligation or Liability; (vii) management or consulting Contract not terminable at will without penalty or premium or any continuing Liability; (viii) license or royalty Contract; (ix) Contract relating to indebtedness for borrowed money;
(x) union or other collective bargaining Contract; (xi) Contract which, by its terms, requires the consent of any party thereto to the consummation of the transactions contemplated hereby; (xii) Contract containing covenants limiting the freedom of Compu-DAWN, or any officer or employee thereof, to engage or compete in any line of business, or with any Person, in any geographical area;
(xiii) Contract or option
relating to the acquisition or sale of any business; (xiv) voting agreement or similar Contract; (xv) option for the purchase of any asset, tangible or intangible; (xvi) franchise, license or advertising Contract; (xvii) Contract with the United States government, any state, local or foreign government, or (xviii) other Contract which materially affects any of its assets, whether directly or indirectly, or which was entered into other than in the ordinary and usual course of business consistent with past practice. A true and correct copy of each of the written Compu-DAWN Listed Agreements has been delivered, or made available, to Rugby and the Rugby Shareholder. The Listed Agreements are valid, in full force and effect and are enforceable by Compu-DAWN, as the case may be, in accordance with the terms thereof. Compu-DAWN has in all material respects each performed all obligations required to be performed by it to date under all of the Listed Agreements, is not in Default under any of the Compu-DAWN Listed Agreements and has received no notice of any dispute, Default or alleged Default thereunder which has not heretofore been cured or which notice has not heretofore been withdrawn. Compu-DAWN knows of no Default under any of the Compu- DAWN Listed Agreements by any other party thereto or by any other Person bound thereunder.

4.16 Occupational Heath and Safety and Environmental Matters. The current operations of Compu-DAWN (the "Compu-DAWN Business") do not, and will not, require, and Compu-DAWN has no, Permits from any Bodies relating to occupational health and safety or environmental matters to lawfully conduct the Compu-DAWN Business. There is no litigation, investigation or other proceeding pending or, to the knowledge of Compu-DAWN, threatened or known to be contemplated by any Body in respect of or relating to the Compu-DAWN Business or the assets of Compu-DAWN with respect to occupational health and safety or environmental matters. All operations of the Compu-DAWN Business have been conducted in compliance with all, and Compu- DAWN is not liable in any respect for any violation of any, applicable United States federal, state, local or foreign laws or regulations, pertaining to occupational health and safety and environmental matters, including, without limitation, those relating to the emission, discharge, storage, release or disposal of Materials of Environmental Concern into ambient air, surface water, ground water or land surface or sub-surface strata or otherwise relating to the manufacture, processing, distribution, use, handling, disposal or transport of Materials of Environmental Concern. Compu-DAWN has not received any notice of a possible claim or citation against or in respect of any real property leased by Compu-DAWN, or with regard to assets or the Compu-DAWN Business, relating to occupational health and safety or environmental matters and Compu-DAWN is not aware of any basis for any such Action.

4.17 Intellectual Property. Schedule 4.17 attached hereto sets forth a true and complete list and brief description of all Proprietary Rights which are owned by Compu-DAWN or in which, or with regard to which, it has any right or interest (including, without limitation, each application number, serial number or registration number, the class of goods or services covered and the expiration date for each country in which Proprietary Right has been registered). Except as set forth in Schedule 4.17, no other Person has any proprietary or other interest in any such Proprietary Rights and Compu-DAWN is not a party to or is not bound by any Contract requiring the payment to any Person of any royalty. Compu-DAWN is not infringing upon any Proprietary Rights or otherwise is violating the rights of any third party with respect thereto, and no proceedings have been instituted, and no claim has been received by Compu-DAWN, and Compu-DAWN is not aware of any claim, alleging any such violation. There are no pending applications with regard to any Proprietary Right. Compu-DAWN has taken all reasonable and prudent steps to protect the Proprietary Rights from infringement by any other Person.

4.18 Compensation Information. Schedule 4.18 attached hereto contains a true and complete list of the names and current salary rates of, bonus commitments to, and other compensatory arrangements with, all persons who are currently named executive officers in the Compu-DAWN's SEC Report.

4.19 Employee Benefit Plans. Compu-DAWN does not maintain and has never maintained, nor does Compu-DAWN make or has ever made employer contributions with respect to its employees to, any "pension" or "welfare" benefit plans (within the respective meanings of sections 3(2) and 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Rugby has no Liability in connection therewith or with regard thereto.

4.20 No Breach. Except as set forth on Schedule 4.20 attached hereto, neither the execution and delivery of this Agreement nor compliance by Compu-DAWN or RAC with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

                      (a) violate or conflict with any provision of the Certifi-cate of Incorporation or By-Laws of Compu-DAWN or RAC;

                      (b) violate or conflict with, or alone or with notice or the passage of time, or both, result in the breach or termination of, or other-wise give any party the right to terminate, or declare a Default under, the terms of any Contract to which Compu-DAWN or RAC is a party or by which it may be bound;

                      (c) result in the creation of any Lien upon any of the assets of Compu-DAWN or
RAC;

                      (d) violate any judgment, order, injunction, decree or award against, or binding upon, Compu-DAWN or RAC or upon any of their respec-tive assets; or

                      (e) subject to the accuracy of the representations made by the Rugby Shareholder in Article VI hereof, violate any law or regulation of any jurisdiction relating to Compu-DAWN.

4.21 Brokers. Except as set forth on Schedule 4.21 attached hereto, neither Compu-DAWN nor RAC has engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement. Schedule 4.21 describes the terms of the agreement with any such broker or finder.

4.22 Employment Relations. (a) Compu-DAWN is in compliance with all United States federal, state, local, foreign, and other applicable laws, rules and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not engaged in any unfair labor practice which, in any of the foregoing cases, could have a Material Adverse Effect; (b) there is not pending, or, to the knowledge of Compu-DAWN, threatened, any unfair labor practice charge or complaint against Compu-DAWN by or before the United States federal National Labor Relations Board or any comparable state, local or foreign agency or authority; (c) thee is no labor strike, dispute, slowdown or stoppage pending or, to the knowledge of Compu- DAWN, threatened against or involving Compu-DAWN; (d) Compu-DAWN is not aware of any union organization effort respecting the employees of Compu-DAWN; (e) no grievance which might have an adverse effect on Compu-DAWN or the conduct of the Lottery Business, nor any arbitration proceeding arising out of or under any collective bargaining agreement, is pending and no claim therefor has been asserted; (f) no litigation, arbitration, administrative proceeding or governmental investigation is now pending, and, to the knowledge of Compu-DAWN, no Person has made any claim or has threatened litigation, arbitration, administrative proceeding or governmental investigation against, arising out of any law relating to discrimination against employees or employment practices; (g) no collective bargaining agreement is currently being negotiated by Compu-DAWN; and (h) Compu-DAWN has not experienced any material labor difficulties during the last three (3) years. There has not been, and Compu-DAWN does not anticipate any material adverse change in relations with employees of Compu-DAWN as a result of the announcement of the transactions contemplated by this Agreement. Without limiting the foregoing, Compu-DAWN is in compliance with the Immigration Reform and Control Act of 1986, as amended, and maintain a current Form I-9 as required by such Act in the personnel file of each employee.

4.23 Prior Names and Addresses. Since inception, Compu-DAWN has not used any business name or had any business address other than its current name and the business address except as set forth on Schedule 4.23 attached hereto.

4.24 Payments. Compu-DAWN has not directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, client, customer, supplier, government official or other Person, in the United States or any other country, which is illegal under any federal, state or local laws of the United States (including, without limitation, the U.S. Foreign Corrupt Practices Act) or such other country.

4.25 Books and Records. Compu-DAWN has made and kept (and given Rugby and the Rugby Shareholder access to) Books and Records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of Compu-DAWN. Compu-DAWN has not engaged in any material transaction, maintained any bank account or used any corporate or company funds in connection with its business except for transactions, bank accounts and funds which have been and are reflected in the normally maintained Books and Records of Compu-DAWN.

4.26 Untrue or Omitted Facts. No representation, warranty or statement by Compu-DAWN in this Agreement contains any untrue statement of a material fact, or omits to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limiting the generality of the foregoing, there is no fact known to Compu-DAWN that has had, or which may be reasonably expected to have, a Material Adverse Effect that has not been disclosed in this Agreement.

                                    ARTICLE V

                              PRE-CLOSING COVENANTS

5.1 Rugby and Rugby Shareholder Covenants. Rugby and the Rugby Shareholder, jointly and severally, hereby covenant that, from and after the date hereof and until the Closing or earlier termination of this Agreement:

               (a) Access. Rugby shall, the Rugby Shareholder shall cause Rugby to, and Rugby and the Rugby Shareholder shall cause Press-Loto to, afford to the officers, attorneys, accountants and other authorized representatives of Compu-DAWN free and full access, during regular business hours and upon reasonable notice, to all of their Books and Records, personnel and properties so that Compu-DAWN, at its own expense, may have full opportunity to make such review, examination and investigation as Compu-DAWN may desire of Rugby, Press-Loto and the Lottery Business. Rugby and the Rugby Shareholder shall cause the employees, accountants, attorneys and other agents and representatives of Rugby and Press-Loto to cooperate fully with said review, examination and investigation and to make full disclosure to Compu-DAWN and its representatives of all material facts affecting Rugby, Press-Loto and the Lottery Business. Rugby and the Rugby Shareholder acknowledge and agree that no review, examination or investigation heretofore or hereafter undertaken by Compu-DAWN or its representatives shall limit or affect any representation or warranty made by Rugby or the Rugby Shareholder in, or otherwise relieve Rugby or the Rugby Shareholder from any liability under, this Agreement.

               (b) Conduct of Business. Rugby shall, the Rugby Shareholder shall cause Rugby to, and Rugby and the Rugby Shareholder shall cause Press-Loto to, conduct the Lottery Business only in the ordinary and usual course (and not engage in any business other than the Lottery Business) and shall make no change in any of its business practices and policies without the prior written consent of Compu-DAWN. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Closing, Rugby shall not, the Rugby Shareholder shall not cause or permit Rugby to, and Rugby and the Rugby Shareholder shall not cause or permit Press-Loto to, without the prior written consent of Compu-DAWN:

                    (i)  amend  its  Certificate  of  Incorporation,  By-  Laws,
               Charter  of  the  Company   with   Limited   Liability  or  other
               organizational document, as applicable;


                    (ii) enter into,  adopt or amend any bonus,  profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance or other employee benefit Contract, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer, manager or employee, or (except for normal increases in the ordinary and usual course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to Rugby) increase in any manner the compensation or fringe benefits of any director, officer, manager or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof;

                    (iii) acquire,  sell, lease or dispose of any assets outside the ordinary course of business consistent with past practice or any assets which in the aggregate are material to the Lottery Business (except that Rugby may acquire or lease assets in accordance with the Budget);

                    (iv) acquire (by merger,  consolidation,  or  acquisition of stock or assets) any corporation, partnership or other business organization or division thereof;

                    (v)  issue  any  securities  or  Derivative   Securities  or
               options, warrants or other rights providing for the issuance of any securities of Rugby or Press-Loto;

                    (vi) take any other  action  outside the  ordinary and usual course of business consistent with past practice; or

                    (vii) adopt any resolution, or enter into or amend any Contract, with respect to any of the foregoing.

               (c) Insurance. Rugby shall, the Rugby Shareholder shall cause Rugby to, and Rugby and the Rugby Shareholder shall cause Press-Loto to, obtain, and maintain in force, political risk insurance in the amount of at least $1,000,000, from a reputable insurance company reasonably satisfactory to Compu-DAWN, and maintain in force the insurance policies listed in Schedule 3.11, except to the extent that they may be replaced with equivalent policies at the same or lower rates approved by Compu-DAWN. If, in Compu-DAWN's opinion, additional coverage is necessary to keep adequately insured the properties of Rugby and/or Press-Loto, Rugby shall, the Rugby Shareholder shall cause Rugby to, and Rugby and the Rugby Shareholder shall cause Press-Loto to, obtain (to the extent available) such additional insurance, at Compu-DAWN's expense, from financially sound and reputable insurers for a period ending no sooner than the close of business on the Closing Date; provided that, if the Closing shall fail to occur, Rugby shall, the Rugby Shareholder shall cause Rugby to, and Rugby and the Rugby Shareholder shall cause Press-Loto to, promptly cancel such policies for additional insurance and return to Compu-DAWN any refunds of premiums paid by Compu-DAWN on account thereof.

               (d) Liabilities. Rugby shall not, the Rugby Shareholder shall not cause or permit Rugby to, and Rugby and the Rugby Shareholder shall not cause or permit Press-Loto to, incur any Liability, except for those incurred in the ordinary and usual course of business consistent with past practice, without the prior written consent of Compu-DAWN; and Rugby shall not, the Rugby Shareholder shall not cause or permit Rugby to, and Rugby and the Rugby Shareholder shall not cause or permit Press-Loto to, pay any Liability other than: (i) the foregoing Liabilities; (ii) Liabilities set forth in the Rugby Balance Sheet or Press-Loto Balance Sheet, as the case may be; (iii) Liabilities arising after the Rugby Balance Sheet Date or Press-Loto Balance Sheet Date in the ordinary and usual course of business consistent with past practice; and (iv) Liabilities with respect to which Rugby shall have received the prior written consent of Compu-DAWN.

               (e) Preservation of Business. Rugby shall, the Rugby Shareholder shall cause Rugby to, and Rugby and the Rugby Shareholder shall cause Press-Loto to, use its best efforts to preserve intact its business organization and keep available the services of its present officers, managers, employees and consultants, maintain good relationships with customers and suppliers and preserve its goodwill.

               (f) No Breach.

                    (i) Rugby and the Rugby Shareholder will each (A) use its or his best efforts to assure that all of its or his representations and warranties contained herein are true and correct as of the Closing as if repeated at and as of such time, that no Default shall occur with respect to any of its or his covenants, representations or warranties contained herein that has not been cured by the Closing and that all conditions to the obligation of Compu-DAWN and RAC to enter into and complete the Closing are satisfied in a timely manner; (B) not voluntarily take any action or do anything which will cause a Default respecting such covenants, representations or warranties or would impede the satisfaction of such conditions; and (C) promptly notify Compu-DAWN of any event or fact which represents or is likely to cause such a Default or result in such an impediment.

                    (ii) Without limiting the generality of the foregoing,  each of Rugby and the Rugby Shareholder agrees to use its or his best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

               (g) Consents. Promptly following the execution of this Agreement, each of Rugby and the Rugby Shareholder will use its or his best efforts to, the Rugby Shareholder will cause Rugby to use its best efforts to, and Rugby and the Rugby Shareholder will cause Press-Loto to use its best efforts to, obtain consents of all Bodies and other Persons necessary for the consummation of the transactions contemplated by this Agreement.

               (h) Financial Statements. (i) Rugby will, and the Rugby Shareholder will cause Rugby to, provide to Compu-DAWN the Rugby Financial Statements, and Rugby and the Rugby Shareholder will cause Press-Loto to provide to Compu-DAWN the Press-Loto Financial Statements; (ii) Rugby will, the Rugby Shareholder will cause Rugby to, and Rugby and the Rugby Shareholder will cause Press-Loto to, provide Compu-DAWN with such unaudited financial statements of, and other financial information with respect to, Rugby and Press-Loto up to and including the Closing Date as Compu-DAWN may reasonably request.

               (i) No Negotiations. For so long as this Agreement shall remain in effect, neither Rugby nor the Rugby Shareholder will, nor will the Rugby Shareholder cause or permit Rugby to, nor will Rugby or the Rugby Shareholder cause or permit Press-Loto to, directly or indirectly, (a) solicit or initiate discussions or engage in negotiations  with any  Person  ("Potential  Offeror")  (whether  such negotiations are initiated by them or otherwise), other than Compu-DAWN, with respect to the possible acquisition, financing or change of control of Rugby or Press-Loto, whether by way of merger, acquisition of stock, acquisition of assets, or otherwise (a "Potential Transaction"); (b) provide any information with respect to Rugby, Press-Loto or the Lottery Business to any Person, other than Compu-DAWN, in connection with a Potential Transaction; (c) enter into any Contract with any Person, other than Compu-DAWN, concerning or relating to a Potential Transaction; or (d) act in any way in response to a Potential Transaction. If Rugby or the Rugby Shareholder receives, or has knowledge that Press-Loto has received, any unsolicited offer or proposal to enter into negotiations relating to a Potential Transaction, it or he shall immediately notify Compu-DAWN of such fact and shall return, or cause to be returned, any such written offer to such Potential Offeror.

               (j) No Consent as Press-Loto Shareholder. Rugby shall not, and the Rugby Shareholder will not cause or permit Rugby to, consent to the issuance by Press-Loto of shares of capital or any other equity or proprietary interest, pursuant to the Press-Loto Shareholders' Agreement described in Section 7.15(a) hereof or otherwise, without the prior written consent of Compu-DAWN.

               (k) Lottery Contracts. To the extent Rugby has not entered into any of the Lottery Contracts as of the date hereof, Rugby shall, and the Rugby Shareholder shall cause Rugby to, enter into the Lottery Contracts within the time provided in Section 3.10.1 hereof.

5.2 Compu-DAWN Covenants. Compu-DAWN hereby covenants that, from and after the date hereof and until the Closing or earlier termination of this Agreement:

               (a) Access. Compu-DAWN shall afford to the officers, attorneys, accountants and other authorized representatives of Rugby free and full access, during regular business hours and upon reasonable notice, to all of its Books and Records, personnel and properties so that Rugby, at its own expense, may have full opportunity to make such review, examination and investigation as it may desire of Compu-DAWN and its business. Compu-DAWN will cause its employees, accountants, attorneys and other agents and representatives to cooperate fully with said review, examination and investigation and to make full disclosure to Rugby and its representatives of all material facts affecting its business. Compu-DAWN acknowledges and agrees that no review, examination or investigation heretofore or hereafter undertaken by Rugby or its representatives shall limit or affect any representation or warranty made by Compu-DAWN in, or otherwise relieve Compu-DAWN from any liability under, this Agreement.

               (b) Conduct of Business. Compu-DAWN will conduct its business only in the ordinary and usual course and make no change in any of its business practices and policies without the prior written consent of Rugby, except with respect to the Loan Agreement, operations relating to the Lottery Business and as otherwise provided in this Agreement. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or in Schedule 5.2 attached hereto, prior to the Closing, Compu-DAWN will not, without the prior written consent of Rugby:

                    (i) amend its Certificate of Incorporation and/or By-Laws;

                    (ii) enter into,  adopt or amend any bonus,  profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance or other employee benefit Contract, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee, or (except for normal increases in the ordinary and usual course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to Compu-DAWN) increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof;

                    (iii) acquire,  sell, lease or dispose of any assets outside the ordinary and usual course of business consistent with past practice or any assets which in the aggregate are material to Compu-DAWN;

                    (iv) acquire (by merger,  consolidation,  or  acquisition of stock or assets) any corporation, partnership or other business organization or division thereof;

                    (v) issue any securities or Derivative Securities or options, warrants or other rights providing for the issuance of any securities of Compu-DAWN except that Compu-DAWN may (I) issue shares of Common Stock pursuant to outstanding options and warrants, (II) grant options and/or warrants for the purchase of up to 100,000 shares of Compu-DAWN Common Stock (provided that the exercise price thereof is at least equal to fair market value, as such term is defined in Compu-DAWN's 1996 Stock Option Plan, at the time of grant) and (III) issue shares of Compu- DAWN Common Stock pursuant to such options and warrants;

                    (vi) take any other  action  outside the  ordinary and usual course of business consistent with past practice; or

                    (vii) adopt any resolution, or enter into or amend any Contract, with respect to any of the foregoing.

               (c) Preservation of Business. Except as contemplated by this Agreement, Compu-DAWN will use its best efforts to preserve intact its business organization and keep available the services of its present officers, employees and consultants, maintain good relationships with customers and suppliers and preserve its goodwill.

               (d) No Breach.

                    (i) Compu-DAWN  will (A) use its best efforts to assure that all of its represen tations and warranties contained herein are true and correct as of the Closing as if repeated at and as of such time, that no Default shall occur with respect to any of its covenants, representations or warranties contained herein that has not been cured by the Closing and that all conditions to the obligation of Rugby and the Rugby Shareholder to enter into and complete the Closing are satisfied in a timely manner; (B) not voluntarily take any action or do anything which will cause a Default respecting such covenants, representations or warranties or would impede the satisfaction of such conditions; and (C) promptly notify Rugby and the Rugby Shareholders of any event or fact which represents or is likely to cause such a Default or result in such an impediment.

                    (ii) Without limiting the generality of the foregoing, Compu-DAWN agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement by Compu-DAWN and RAC.

               (e) Consents. Promptly following the execution of this Agreement, Compu- DAWN will use its best efforts to obtain consents of all Bodies and other Persons necessary for the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE VI

                              ACQUISITION OF SHARES

6.1      Investment Intent; Qualification as Purchaser

               (a) The Rugby Shareholder represents and warrants that the Compu-DAWN Securities to be acquired pursuant to the terms hereof are being acquired for his own account, for investment purposes and not with a view to the distribution thereof. The Rugby Shareholder agrees that he will not sell, assign, transfer, encumber or otherwise dispose of any of the Compu-DAWN Securities unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) Compu-DAWN has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, transfer, encumbrance or disposition does not require registration under the Securities Act.

               (b) The Rugby Shareholder understands that the Compu-DAWN Securities are not being registered under the Securities Act and must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

               (c) The Rugby Shareholder represents and warrants that he and his purchaser representative, if any, have reviewed the SEC Report, have been furnished with all other materials relating to Compu-DAWN that they have requested and have been afforded the opportunity to ask questions of Compu-DAWN management with regard to the foregoing. The Rugby Shareholder acknowledges and agrees that the materials furnished and answers provided shall not be deemed to modify any representation or warranty made by Compu-DAWN in this Agreement.

               (d) The Rugby  Shareholder  represents and warrants  further that
          (i) he is either an "accredited investor," as such term is defined in Rule 501(a) promulgated by the SEC under the Securities Act, or that he, alone or with his purchaser representative, if any, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the acquisition of the Compu-DAWN Securities contemplated hereby; (ii) he is able to bear the economic risk of an investment in the Compu-DAWN Securities, including, without limitation, the risk of the loss of part or all of his investment and the inability to sell or transfer the Compu-DAWN Securities for an indefinite period of time; (iii) he has adequate means of providing for current needs and contingencies and has no need for liquidity in his investment in the Compu-DAWN Securities; and (iv) he does not have an overall commitment to investments not readily marketable that is excessive in proportion to his net worth and an investment in the Compu-DAWN Securities will not cause such overall commitment to become excessive. The Rugby Shareholder will execute and deliver to Compu-DAWN such documents as Compu-DAWN may reasonably request in order to confirm the accuracy of the foregoing.

               (e) The Rugby Shareholder understands that (i) the Compu-DAWN Securities are not being registered under the Securities Act on the ground that the issuance thereof is exempt under Section 4(2) of the Securities Act as a transaction by an issuer not involving any public offering and (ii) Compu-DAWN's reliance on such exemption is predicated in part on the foregoing representations and warranties of the Rugby Shareholder.

6.2 Restrictive Legend. The Compu-DAWN Securities to be issued pursuant to the Merger may not be sold, assigned, transferred, encumbered or disposed of unless they are registered under the Securities Act or unless an exemption from such registration is available. Accordingly, a restrictive legend in, or substantially in, the following form will be placed on any instrument, certificate or other document evidencing the Compu-DAWN Securities:

           "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. These securities have been acquired for investment and not for distribution or resale. They may not be sold, assigned, mortgaged, pledged, hypothecated or otherwise transferred or disposed of without an effective registration statement for such securities under the Securities Act of 1933, as amended, or an opinion of counsel for the Company that registration is not required under such Act."

6.3 Certain Risk Factors. The Rugby Shareholder acknowledges that there are significant risks relating to the acquisition of the Compu-DAWN Securities including, without limitation, the risks described in the SEC Report.

                                   ARTICLE VII

                           CONDITIONS PRECEDENT TO THE
                    OBLIGATION OF COMPU-DAWN AND RAC TO CLOSE

         The obligation of Compu-DAWN and RAC to consummate the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by Compu-DAWN (except when the fulfillment of such condition is a requirement of law):

7.1 Representations and Warranties. All representations and warranties of Rugby and the Rugby Shareholder contained in this Agreement and in any written statement (including financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto shall be true and correct in all material respects (except to the extent that any such representation and warranty is already qualified as to materiality, in which case such representation and warranty shall be true and correct without further qualification) as at the Closing Date, as if made at the Closing and as of the Closing Date, except if the Rugby Shareholder transfers any shares of Rugby Common Stock to third persons, the certificate delivered by Rugby and the Rugby Shareholders pursuant to Section 7.3 hereof shall also reaffirm the representations in Section 3.2, qualified as to such transfers, and shall set forth the names, addresses and number of shares of Rugby Common Stock held by such persons as of the Closing Date.

7.2 Covenants. Each of Rugby and the Rugby Shareholder shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it or him prior to or at the Closing.

7.3 Certificate. Compu-DAWN shall have received a certificate, dated the Closing Date, signed by the Secretary of Rugby and the Rugby Shareholder, as to the satisfaction of the conditions contained in Sections 7.1 and 7.2 hereof.

7.4 Stockholder Approval.  Stockholder Approval shall have occurred.

7.5 Rugby and Press-Loto Financial Statements. Compu-DAWN shall have received such historical audited and unaudited financial statements of Rugby and Press-Loto (including, without limitation, the Rugby Financial Statements and the Press-Loto Financial Statements) which shall have been prepared in conformity with United States generally accepted accounting principals consistently applied throughout the period covered thereby, shall be in conformity with Regulation S-X promulgated by the SEC and shall be as required by the rules and regulations of the SEC to be included by Compu-DAWN in a Current Report on Form 8-K with regard to the transactions contemplated hereby, including, without limitation, with respect to the audited Rugby Financial Statements and audited Press-Loto Financial Statements, an unqualified report thereon by certified public accountants and/or Russian equivalents who are "independent" within the meaning ascribed to such term in Regulation S-X, promulgated by the SEC and acceptable to thereunder. The Rugby

Financial Statements and Press-Loto Financial Statements shall reflect, in the aggregate, tangible assets of not less than One Thousand United States Dollars (USD $1,000) and liabilities of not more than Fifty Thousand United States Dollars (USD $50,000).

7.6 Employment Agreement. The Rugby Shareholder shall have executed and tendered to Compu-DAWN an employment agreement in, or substantially in, the form attached hereto as Exhibit 7.6 (the "Employment Agreement"), pursuant to which, among other things, the Rugby Shareholder shall serve as the Chairman of the Board and President of Compu-DAWN and the President of Rugby.

7.7 Restrictive Covenant Agreement. The Rugby Shareholder shall have executed and tendered to Compu-DAWN a restrictive covenant agreement in, or substantially in, the form attached hereto as Exhibit 7.7.

7.8 Fairness Opinion. Compu-DAWN shall have received an opinion (the "Fairness Opinion") from an investment banking firm reasonably satisfactory to it (the "Investment Banker") to the effect that the transactions contemplated hereby are fair, from a financial viewpoint, to the stockholders of Compu-DAWN.

7.9 Cold Comfort Letter. Compu-DAWN shall have received a "cold comfort" letter from a certified public accountant or a Russian equivalent, reasonably satisfactory to Compu-DAWN, dated the Closing Date, in form and substance reasonably satisfactory to Compu-DAWN in its good faith sole discretion.

7.10     Opinion.

          (a) Compu-DAWN shall have received opinions from counsel reasonably satisfactory to it (it being understood that Boris S. Gusev is satisfactory to it), dated the date hereof and the Closing Date, to, or substantially to, the effect set forth in Exhibit 7.10 attached hereto.

          (b) Compu-DAWN shall have received an opinion of counsel reasonably satisfactory to it to the effect that, for federal, state, local and foreign income tax purposes, neither Rugby nor RAC nor Compu-DAWN shall be required to recognize any income as a result of, or in connection with, the Merger.

7.11     Escrow Agreement.

          (a) Rugby and the Rugby Shareholder shall have executed and tendered to Compu- DAWN an escrow agreement (the "Escrow Agreement") in, or substantially in, the form attached hereto as Exhibit 7.11, providing for, among other things, the following: (i) a certain portion of the shares of Compu-DAWN Common Stock issuable to the Rugby Shareholder pursuant to the Merger, as provided for below (the "Escrowed Shares"), will be placed in escrow with an escrow agent satisfactory to Compu-DAWN and held in accordance with the terms set forth below and (ii)

     2,000,000 of the Escrowed Shares shall be held as security for the indemnification obligations of the Rugby Shareholder pursuant to Section
     12.2.1 hereof for a period of one (1) year from the Closing Date.

          (b) The number of Escrowed Shares shall equal the Three Million Six Hundred Sixty Two Thousand Eight Hundred Eighty (3,662,880) shares of Compu-DAWN Common Shares provided for in Section 2.3(b) hereof multiplied by a fraction, the numerator of which (the "Numerator") shall be the difference between (i) sixty (60) and (ii) the number of whole months from the Closing Date to December 31, 1999, and the denominator of which shall be sixty (60).

          (c) Notwithstanding the foregoing, in the event, at or prior to the Closing, Compu- DAWN shall have received an opinion of counsel, from counsel reasonably satisfactory to it, stating that either (i) the term of the Lottery License has been renewed or extended to a particular date and that, as renewed or extended, the Lottery License is in full force and effect, valid and enforceable in all respects against all Persons or (ii) upon the filing of a proper application by Press-Loto for a renewal or extension of the Lottery License and provided that Press-Loto has not materially violated applicable law in connection therewith, the Lottery License will be renewed or extended to the particular date set forth in the opinion and, provided that Press-Loto does not materially violate applicable law in connection therewith, the Lottery License will remain in full force and effect, valid and enforceable in all respects against all Persons until such indicated date (the "License Opinion") then (x) if the particular date stated in the opinion (the "Extended License Expiration Date") is prior to the Fifth Anniversary Date of the Closing (the "Fifth Anniversary Date"), the term "Extended License Expiration Date" shall be substituted for "December 31, 1999" in paragraph (b) hereof (provided, however, that if, as a result of such change and the application of paragraph (b) hereof the number of Escrowed Shares would be reduced to less than 2,000,000, the number of Escrowed Shares shall be 2,000,000) and (y) if the Extended License Expiration Date is on or after the Fifth Anniversary Date, the provisions of the Escrow Agreement relating to clause
     (i) of paragraph (a) hereof shall be deleted therefrom and the number of Escrowed Shares shall be 2,000,000.

7.12 Loan Agreement. No Event of Default (as that term is defined in the Loan Agreement) shall have occurred under the Loan Agreement.

7.13 Satisfactory Due Diligence. Compu-DAWN shall have completed a due diligence investigation of Rugby, Press-Loto and the Lottery Business, the results of which shall be reasonably satisfactory to Compu-DAWN in its good faith sole reasonable discretion.

7.14 Lottery License. The Lottery License shall be in full force and effect, valid, and enforceable in all respects against all Persons; Press-Loto shall have the sole and absolute right to operate and administer the Lottery pursuant to, and under, the Lottery License; and Rugby or the Rugby Shareholder shall have delivered evidence reasonably satisfactory to Compu-DAWN that demonstrates that Press-Loto will have the sole and absolute right to operate and administer the Lottery pursuant to, and under, the Lottery License for at least two (2) years following the License Expiration Date. In furtherance of same, Press-Loto has entered into the Lottery Contracts or may in the future enter into one or more agreements authorizing others to operate and administer the Lottery on its behalf.

7.15  Press-Loto.

          (a)(i) Press-Loto, and the shareholders of Press-Loto (including, without limitation, Rugby) shall have entered into an agreement in the form and substance reasonably satisfactory to Compu-DAWN or (ii) Compu-DAWN shall have received evidence, satisfactory to it, in either case its good faith sole discretion, to the effect that Press-Loto shall not issue any shares of capital or any other equity or proprietary interest without the prior written consent of Rugby.

          (b) Harvey Weinstein shall have been appointed to, and shall be serving on, the members' meeting and the board of directors of Press-Loto.

7.16 Material Contracts. Each of Press-Loto and Rugby shall have all necessary Contracts and relationships in place and in full force and effect necessary to implement, administer and operate the Lottery Business, including, without limitation, the Lottery Contracts and the other Listed Agreements.

7.17 Election of Mark Honigsfeld as Director and Officer of Rugby.

          (a) The size of the Board of Directors of Rugby shall have been fixed at two (2), and Mark Honigsfeld ("Honigsfeld") shall have been elected as a director thereof.

          (b) Honigsfeld shall have been elected as an executive officer of Rugby.

7.18 Section 4(2) and Regulation D Compliance. The Rugby Shareholder shall have delivered to Compu-DAWN evidence reasonably satisfactory to Compu-DAWN that his representations set forth in Article VI hereof are true and complete and that the issuance by Compu-DAWN of the Compu-DAWN Securities pursuant to the Merger will be in conformity with the requirements of Section 4(2) of the Securities Act and Rule 506 promulgated hereunder.

7.19 No Actions. No Action shall have been instituted by a Person other than a Party, directly or indirectly, and be continuing before a court or before or by any Body, or shall have been threatened and be unresolved, to restrain or prevent, or obtain any material amount of damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially affect the right of Compu-DAWN to own the Rugby Common Stock after the Closing Date, or which might have a Material Adverse Effect thereon.

7.20 Consents; Permits. Rugby, the Rugby Shareholder, Press-Loto and Compu-DAWN shall have obtained all consents, licenses and other Permits of Bodies and other Persons necessary for the performance by each of them of all of their respective obligations under this Agreement, including, without limitation, the Merger as contemplated hereby, and such other consents, if any, to prevent the occurrence of a Default under any Contract to which Rugby, the Rugby Shareholder or Press-Loto is a party or is otherwise bound, and further including, without limitation, the approval by Nasdaq to the issuance of the Compu-DAWN Securities pursuant to the Merger.

7.21 Corporate Actions. All actions necessary to authorize the execution, delivery and performance of this Agreement by Rugby and the Rugby Shareholder and the consummation of the transactions contemplated hereby shall have been duly and validly taken and each of Rugby and the Rugby Shareholder shall have full power and right to consummate the transactions contemplated by this Agreement.

7.22 Additional Documents. Rugby and the Rugby Shareholder shall have delivered all such certified resolutions, certificates and documents with respect to Rugby and Press-Loto and the transactions contemplated hereby as Compu-DAWN or its counsel may have reasonably requested.

                                  ARTICLE VIII

               CONDITIONS PRECEDENT TO THE OBLIGATION OF RUGBY AND
                         THE RUGBY SHAREHOLDER TO CLOSE

         The obligation of Rugby and the Rugby Shareholder to consummate the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by Rugby and the Rugby Shareholder (except when the fulfillment of such condition is a requirement of law):

8.1 Representations and Warranties. All representations and warranties of Compu-DAWN contained in this Agreement and in any written statement (including financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto shall be true and correct in all material respects (except to the extent that any such representation and warranty is already qualified as to materiality, in which case such representation and warranty shall be true and correct without further qualification) as at the Closing Date, as if made at the Closing and as of the Closing Date.

8.2 Covenants. Compu-DAWN shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

8.3 Certificate. Rugby and the Rugby Shareholder shall have received a certificate, dated the Closing Date, signed by the Chairman of the Board or Chief Executive Officer of Compu-DAWN, as to the satisfaction of the conditions contained in Sections 8.1 and 8.2 hereof.

8.4 Employment Agreement. Compu-DAWN shall have executed and tendered to the Rugby Shareholder the Employment Agreement in, or substantially in, the form attached hereto as Exhibit 7.6.

8.5 Size of Board; Election as Directors. The size of the Board of Directors of Compu-DAWN shall have been fixed at seven (7) and the Rugby Shareholder and those persons set forth on Schedule 8.5 attached hereto, subject to their qualification and consent to so serve, shall have been elected as members thereof.

8.6      Resignation of Directors;  Divestment of Dong W. Lew.

          (a) Dong W. Lew ("Lew"), shall have resigned as a director and an officer of Compu- DAWN.

          (b) Louis Libin, Harold Lazarus and William Rizzardi shall have resigned as directors and officers of Compu-DAWN, unless no individual has been nominated to fill the vacancy arising from their respective resignations.

          (c) Lew shall have divested himself all of the shares of Compu-DAWN Common Stock owned by him as of the date hereof, except for up to 100,000 shares of Compu-DAWN Common Stock.

8.7 Tax Opinion. The Rugby Shareholder shall have received an opinion of counsel reasonably satisfactory to him to the effect that, for federal, state and local income tax purposes, he shall not be required to recognize any income as a result of, or in connection with, the Merger (other than as a result of, or in connection with, his Employment Agreement).

8.8 No Actions. No Action shall have been instituted by a Person other than a Party, directly or indirectly, and be continuing before a court or before or by a Body, or shall have been threatened and be unresolved, to restrain or prevent, or obtain any material amount of damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially affect the right of the holders of the Rugby Common Stock to own the Compu-DAWN Securities after the Closing Date, or which might have a materially adverse effect thereon.

8.9 Consents; Permits. Compu-DAWN and RAC shall have obtained all consents, licenses and other Permits of Bodies and other Persons necessary for the performance by them of all of their respective obligations under this Agreement, including, without limitation, the issuance of the Compu-DAWN Securities as contemplated by the Merger, and such other consents, if any, to prevent the occurrence of a Default under any Contract to which Compu-DAWN is a party or otherwise bound and further including, without limitation, the approval by Nasdaq to the issuance of the Compu-DAWN Securities pursuant to the Merger.

8.10 Corporate Actions. All actions necessary to authorize the execution, delivery and performance of this Agreement by Compu-DAWN and RAC and the consummation of the transactions contemplated hereby shall have been duly and validly taken, and Compu-DAWN and RAC shall have full power and right to consummate the transactions contemplated by this Agreement.

8.11 Additional Documents. Compu-DAWN and RAC shall have delivered all such certified resolutions, certificates and documents with respect to Compu-DAWN and RAC and the transactions contemplated hereby as Rugby, the Rugby Shareholder or their counsel may have reasonably requested.

                                   ARTICLE IX

                   TERMINATION AND WAIVER; LIQUIDATED DAMAGES

9.1 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the filing of the Certificate of Merger with the Secretary of State of New York, whether before or after Stockholder Approval:

          (a) By mutual consent of the Boards of Directors of Compu-DAWN, RAC and Rugby;

          (b) By  Compu-DAWN  and  RAC if any of the  conditions  set  forth  in
     Article VII hereof shall not have been fulfilled on or prior to August 31, 1998, or shall become incapable of fulfillment, in each case except as such shall have been the result, directly or indirectly, of any action or inaction by Compu-DAWN or RAC, and shall not have been waived (provided, however, that, with respect to the condition set forth in Section 7.13 hereof, Compu-DAWN shall have notified Rugby on or prior to the date of the definitive Proxy Statement that the results of its due diligence investigation are not satisfactory to it in its good faith sole reasonable discretion); or

          (c) By Rugby and the Rugby Shareholder if any of the conditions set forth in Article VIII hereof shall not have been fulfilled on or prior to August 31, 1998, or shall have become incapable of fulfillment, in each case except as such shall have been the result, directly or indirectly, of any action or inaction by Rugby or the Rugby Shareholder, whether in his capacity as a shareholder or otherwise, and shall not have been waived.

                  If this Agreement is terminated as described above, this Agreement shall be of no further force and effect, without any liability or obligation on the part of any of the parties except for any liability which may arise pursuant to Sections 13.1 and 13.2 hereof or as a result of a Party's willful failure to consummate the transactions contemplated hereby or for any breach of any representation, warranty or covenant herein.

9.2 Waiver. Any condition to the performance of the Parties which legally may be waived on or prior to the Closing Date may be waived at any time by the Party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant Party or Parties. The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect the right of such Party at a later time to enforce the same. No waiver by any Party of the breach of any term, covenant, representation or warranty contained in this Agreement as a condition to such Party's obligations hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

9.3 Liquidated Damages. The parties agree that, in the event Compu-DAWN shall fail to consummate the transactions contemplated hereby notwithstanding the timely satisfaction of each and every condition to its obligation to close, then, as liquidated damages and as the sole and exclusive remedy of the Rugby Shareholder for such default and for any and all other liabilities of Compu-DAWN and RAC arising under or in connection with this Agreement, Compu-DAWN shall forgive all amounts due to it under the Loan Agreement (not to exceed $1,000,000) and, to the extent that less than $1,000,000 has been loaned to Rugby pursuant to the Loan Agreement, shall pay such difference to Rugby promptly.

                                    ARTICLE X

                                     CLOSING

10.1 Location; Date. The closing (the "Closing") provided for herein shall take place at the offices of Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, East Meadow, New York 11554 at 10:00 a.m. on the third business day after Stockholder Approval or, if, as of such date, either or both Parties shall not be obligated to close and shall not have waived such closing condition(s), subject to the provisions of Article IX hereof, on the third business day after such later date as such Parties shall be obligated to close or shall have waived such closing condition(s), or at such time and place as may be mutually agreed to by the Parties. Such date is referred to in this Agreement as the "Closing Date."

10.2 Items to be Delivered to Compu-DAWN. At the Closing, Rugby or the Rugby Shareholder, as the case may be, will deliver or cause to be delivered to Compu-DAWN:

          (a) the Certificate of Merger required by Section 2.2 hereof;

          (b) the certificate required by Section 7.3 hereof;

          (c) the Employment Agreement required by Section 7.6 hereof;

          (d) the Restrictive Covenant Agreement required by Section 7.7 hereof;

          (e) the "cold comfort" letter required by Section 7.9 hereof;

          (f) the Escrow Agreement required by Section 7.11 hereof;

          (g) certified copies of all corporate actions required by Section 7.21 hereof; and

          (h) such other certified resolutions, documents and certificates as are required to be delivered to Compu-DAWN pursuant to the provisions of this Agreement or which otherwise confirm that all of the conditions precedent to the obligation of Compu- DAWN and RAC to close have been satisfied.

10.3 Items to be Delivered to Rugby and the Rugby Shareholder. At the Closing, Compu- DAWN or RAC, as the case may be, will deliver or cause to be delivered to Rugby or the Rugby Shareholder, as the case may be:

          (a) the Certificate of Merger required by Section 2.2 hereof;

          (b) the certificate required by Section 8.3 hereof;

          (c) the Employment Agreement required by Section 8.4 hereof;

          (d) certified copies of all corporate action required by Section 8.10 hereof; and

          (e) such other certified resolutions, documents and certificates as are required to be delivered by Compu-DAWN or RAC pursuant to the provisions of this Agreement or otherwise confirm that all of the conditions precedent to the obligations of Rugby and the Rugby Shareholder to close have been satisfied.

                                   ARTICLE XI

                              POST-CLOSING MATTERS

11.1 Further Assurances. On and after the Closing Date, the Parties shall take all such further actions and execute and deliver all such further instruments and documents as may be necessary or appropriate to carry out the transactions contemplated by this Agreement.

11.2 Agreement as to Voting. During the five (5) year period following the Closing, the Rugby Shareholder agrees to vote his voting shares of stock of Compu-DAWN in favor of Honigsfeld as a director of Compu-DAWN provided that Honigsfeld remains in the employ of Compu-DAWN.

11.3 Corporate Opportunities. Following the Closing Date and for so long as the Rugby Shareholder is an officer or director of Compu-DAWN or Rugby or any other affiliate thereof engaged in the Lottery business, or he or any of his affiliates, directly or indirectly, beneficially owns any securities of Compu-DAWN, all business opportunities relating to the lottery industry anywhere in the world presented to the Rugby Shareholder or any affiliate thereof ("Lottery Opportunities") will be deemed to be a corporate opportunity of Rugby and such opportunity will be presented to Rugby to either act upon or decline to act upon within a reasonable period of time. The Rugby Shareholder acknowledges and agrees further that, following the Closing, any and all Lottery Opportunities presented to the Rugby Shareholder or any affiliate thereof prior to the date hereof or during the period prior to the Closing will be offered to Rugby upon the same terms and conditions as offered to the Rugby Shareholder or his affiliate.

11.4 Chief Executive Officer. Honigsfeld agrees that, in the event that, following the Closing and prior to the third anniversary of the Closing Date, Compu-DAWN desires to terminate Honigsfeld as Chief Executive Officer of Compu-DAWN other than for cause (as defined in the Restated and

Amended Employment Agreement, dated as of October 1, 1996, between Compu-DAWN and Honigsfeld) (the "Honigsfeld Employment Agreement"), Honigsfeld will not contest such termination if in the reasonable written judgment of an investment banking firm listed on Schedule 11.4 attached hereto, his replacement is qualified with respect to securities markets, corporate finance and investor relations. The foregoing is not intended to modify any of the rights and obligations of Compu-DAWN and Honigsfeld under the Honigsfeld Employment Agreement, except that Honigsfeld agrees that, if the notice of termination of his employment is given at least six (6) months after the Closing Date and, at the end of the calendar month immediately preceding the date of notice of his termination of employment, the number of operating lottery terminals (combined for V2000 and V3000) is less than one-half (1/2) of the number indicated on
Schedule 3.30 attached hereto (with "Month 1" meaning the first full calendar month following the Closing Date, and so forth), then, provided that the notice of termination is given during the thirty (30) day period following the end of
(a) such six (6) month period or (b) any subsequent six (6) month period, and the effective date of termination is at least ninety (90) days following the date of notice, only one-half (1/2) of the base salary and other benefits otherwise due to him under the termination provisions of his Employment Agreement (exclusive of bonuses based upon future performance) shall be payable to him and such amount shall be payable in equal monthly installments over the three (3) year period following termination of employment. Compu-DAWN and Honigsfeld agree further that Honigsfeld shall be under no duty to mitigate damages payable to him pursuant to his Employment Agreement in connection with a termination other than for cause and Compu-DAWN shall not have any right to offset any amounts payable to, or otherwise receivable by, Honigsfeld against amounts due him pursuant to his Employment Agreement.

11.5 Transfer Restriction. The Rugby Shareholder agrees that none of the Compu-DAWN Securities owned by the Rugby Shareholder may be sold, disposed of, or otherwise transferred publicly, and no option for the public sale of such Compu-DAWN Securities may be granted, directly or indirectly, at any time (either pursuant to Rule 144 promulgated under the Securities Act, or otherwise), for a period of at least one (1) year, commencing on the date hereof, but not ending before July 31, 1999, without the written consent of Compu-DAWN, which consent shall be subject to any necessary approval of The Nasdaq Stock Market, Inc. Private sales and gifts of such Compu- DAWN Securities may be made upon the condition that the transferees and donees thereof agree in writing to be bound by the foregoing restriction with respect to the Compu-DAWN Securities covered by such sales and gifts in like manner as it applies to the Rugby Shareholder.

                                   ARTICLE XII

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

12.1 Survival. The parties agree that their respective representations and warranties contained in this Agreement shall survive the Closing for a period of one (1) year, except that the representations and warranties set forth in Sections 3.1 through 3.4, 3.10, 3.16, 3.21, 4.1 through 4.4 and 4.6 shall continue for an indefinite duration and the representations and warranties set forth in Sections 3.9, 3.12 and 3.17 shall survive until the expiration of the applicable statute of limitations period.

12.2     Indemnification.

         12.2.1 General Indemnification Obligation of the Rugby Shareholder. From and after the Closing, the Rugby Shareholder will reimburse, indemnify and hold harmless Compu-DAWN and Rugby (in each case, an "Indemnified Compu-DAWN Party") against and in respect of:

          (a) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by any Indemnified Compu-DAWN Party that result from, relate to or arise out of:

               (i) any misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant on the part of Rugby and/or the Rugby Shareholder under this Agreement, or from any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to Compu-DAWN pursuant hereto; provided however, the Rugby Shareholder's indemnification obligation hereunder for breach of warranty shall be limited to Two Million (2,000,000) of the Escrowed Shares; and

               (ii) any untrue statement or omission of a material fact in the Proxy Statement which was based upon information furnished by either Rugby, the Rugby Shareholder or Press-Loto, which was knowingly false to the Rugby Shareholder.

          (b) any and all Actions, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees) incident to any of the foregoing or to the enforcement of this Section 12.2.1, except with respect to a breach of warranty for which the Rugby Shareholder's indemnification obligation hereunder shall be limited to Two Million (2,000,000) of the Escrowed Shares.

         12.2.2 General Indemnification Obligation of Compu-DAWN. From and after the Closing, Compu-DAWN will reimburse, indemnify and hold harmless the Rugby Shareholder against and in respect of:

          (a) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by the Rugby Shareholder that result from, relate to or arise out of any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of Compu-DAWN under this Agreement, or from any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to Rugby or the Rugby Shareholder pursuant hereto; and

          (b) any and all Actions, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees) incident to any of the foregoing or to the enforcement of this Section 12.2.2.

                  Any indemnification obligation of Compu-DAWN under this Agreement shall be satisfied solely through the issuance of additional shares of Compu-DAWN Common Stock to the holders of Rugby Common Stock having a Fair Market Value equal to such indemnification amount. For purposes hereof, Fair Market Value shall mean the closing selling price for Compu-DAWN's Common Stock on the day immediately preceding the Closing Date.

         12.2.3  Method of Asserting Claims, Etc.

          (a) In the event that any claim or demand for which the Rugby Shareholder would be liable to an Indemnified Compu-DAWN Party hereunder is asserted against or sought to be collected from an Indemnified Compu-DAWN Party by a third party, Compu-DAWN shall notify the Rugby Shareholder of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). The Rugby Shareholder shall thereupon, at his sole cost and expense, defend the Indemnified Compu-DAWN Party against such claim or demand with counsel reasonably satisfactory to Compu-DAWN.

          (b) The Rugby Shareholder shall not, without the prior written consent of the Indemnified Compu-DAWN Party, consent to the entry of any judgment against the Indemnified Compu-DAWN Party or enter into any settlement or compromise which does not include, as an unconditional term thereof (i.e., there being no requirement that the Indemnified Compu-DAWN Party pay any amount of money or give any other consideration), the giving by the claimant or plaintiff to the Indemnified Compu-DAWN Party of a release, in form and substance reasonably satisfactory to the Indemnified Compu-DAWN Party, as the case may be, from all liability in respect of such claim or litigation. If any Indemnified Compu-DAWN Party desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense. If, in the reasonable opinion of the Indemnified Compu-DAWN Party, any such claim or demand or the litigation or resolution of any such claim or demand involves an issue or matter which could have a materially adverse effect on the business, operations, assets, properties or prospects of the Indemnified Compu-DAWN Party or its affiliates, then the Indemnified Compu-DAWN Party shall have the right to control the defense or settlement of any such claim or demand and its costs and expenses shall be included as part of the indemnification obligation of the Rugby Shareholder hereunder; provided, however, that the Indemnified Compu-DAWN Party shall not settle any such claim or demand without the prior written consent of the Rugby Shareholder, which consent shall not be unreasonably withheld or delayed. If the Indemnified Compu-DAWN Party should elect to exercise such right, the Rugby Shareholder shall have the right to participate in, but not control, the defense or settlement of such claim or demand at his sole cost and expense.

          (c) Notwithstanding anything hereinabove to the contrary, the Indemnified Compu-DAWN Party shall have the right to employ separate counsel (including local counsel), and the Rugby Shareholder shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the Rugby Shareholder to represent the Indemnified Compu-DAWN Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Compu- DAWN Party and the Rugby Shareholder and the Indemnified Compu-DAWN Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Rugby Shareholder, (iii) the Rugby Shareholder shall not have employed counsel reasonably satisfactory to the Indemnified Compu-DAWN Party to represent the Indemnified Compu-DAWN Party within a reasonable time after notice of the institution of such Action or (iv) the Rugby Shareholder shall authorize the Indemnified Compu-DAWN Party to employ separate counsel at the expense of the Rugby Shareholder.

          (d) In the event Compu-DAWN should have a claim against the Rugby Shareholder hereunder that does not involve a claim or demand being asserted against or sought to be collected from it by a third party, Compu-DAWN shall send a Claim Notice with respect to such claim to the Rugby Shareholder. If the Rugby Shareholder disputes his liability with respect to such claim or demand, such dispute shall be resolved in accordance with Section 12.3 hereof; if the Rugby Shareholder does not notify Compu-DAWN, within twenty (20) days from receipt of notice of a claim, that he disputes such claim, the amount of such claim shall be conclusively deemed a liability of the Rugby Shareholder hereunder.

          (e) All claims for indemnification by the Rugby Shareholder under this Agreement shall be asserted and resolved under the procedures set forth hereinabove by substituting in the appropriate place "the Rugby Shareholder" for "the Indemnified Compu-DAWN Party" or "Compu-DAWN", as the case may be.

         12.2.4 Compu-DAWN Performance Stock. In order to provide security for the indemnification rights of any Indemnified Compu-DAWN Party under this
Article XII and to provide for an adjustment in the Merger Consideration, the parties agree that the number of shares of Compu-DAWN Performance Stock to be issued and delivered following the Entitlement Date to the holders of Rugby Common Stock immediately prior to the Effective time, as contemplated by Section 2.3(b) hereof, shall be subject to the indemnification obligation of the Rugby Shareholders under this Article XII. Compu-DAWN, in its discretion, may determine whether to be paid cash or to withhold shares of Compu-DAWN Performance Stock, or both, in fulfillment of any of the indemnification obligations of the Rugby Shareholders. In the event Compu-DAWN determines to withhold shares of Compu-DAWN Performance Stock, the number of shares of Compu-DAWN Performance Stock to be withheld shall be such as shall have a Fair Market Value equal to an amount up to such indemnification amount. The foregoing is not intended to be a limitation of any and all other rights Compu-DAWN may have for indemnification hereunder.

         12.2.5 Escrow Agreement. In order to provide further security for the indemnification rights of any Indemnified Compu-DAWN Party under this Article XII, 2,000,000 of the Escrowed Shares shall be held in escrow and disposed of as provided in the Escrow Agreement as described in Section 7.11 hereof.

12.3     Arbitration.

          (a) All  disputes  under this  Article XII, as well as with respect to
     Section 7.13 hereof, shall be settled by binding arbitration pursuant to the rules of the American Arbitration Association. Arbitration may be commenced at any time by any party hereto giving written notice to each other party to a dispute of its demand for arbitration, which demand shall set forth the name and address of its arbitrator. Within twenty (20) days of such notice, the other party shall select its arbitrator and so notify the demanding party. Within twenty (20) days thereafter, the two arbitrators so selected shall select the third arbitrator. In default of either side naming its arbitrator as aforesaid or in default of the selection of the third arbitrator as aforesaid, the American Arbitration Association shall designate such arbitrator upon the application of either party. The arbitration proceeding shall take place at a mutually agreeable location in Nassau County, New York or such other location as agreed to by the parties. The dispute shall be heard by the arbitrators within thirty
     (30) days after selection of the third arbitrator. The decision of the arbitrators shall be rendered within thirty (30) days after the hearing. Each party shall pay its own expenses of arbitration and the expenses of the arbitrators shall be equally shared; provided, however, that if, in the opinion of the majority of the arbitrators, any claim for indemnification or any defense or objection thereto was unreasonable, the arbitrators may assess, as part of their award, all or any part of the arbitration expenses of the other party (including reasonable attorneys' fees) and of the arbitrators against the party raising such unreasonable claim, defense or objection.

          (b) To the extent that arbitration may not be legally permitted hereunder and the parties to any dispute hereunder may not at the time of such dispute mutually agree to submit such dispute to arbitration, any party may commence a civil Action in a court of appropriate jurisdiction to resolve disputes hereunder.

          (c) The decision of a majority of the arbitrators shall be final, binding and conclusive, shall be specifically enforceable, and judgment may be entered upon it in accordance with applicable law in the appropriate court in the State of New York with no right of appeal therefrom.

12.4 Other Rights and Remedies Not Affected. The indemnification rights of the parties under this Article XII are independent of, and in addition to, such rights and remedies as the parties may have at law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any party hereto, including without limitation the right to seek specific performance, rescission or restitution, none of which rights or remedies shall be affected or diminished hereby.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

13.1 Expenses. Each of the Parties shall bear its own expenses in connection herewith; provided, however, that the Parties acknowledge and agree that, if any Party (the "Breaching Party") fails to consummate the transactions set forth in the Agreement notwithstanding that all conditions to such Party's obligation to close are fulfilled or otherwise breaches this Agreement prior to Closing, and the Closing does not occur, each Breaching Party, jointly and severally, shall reimburse each other Party for all out-of-pocket expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the contemplated Merger and the consummation of the transactions contemplated hereby, including, without limitation, the preparation, filing and distribution of the Proxy Statement and undertaking the proxy solicitation process in connection with seeking Stockholder Approval, and all fees and expenses incurred in connection with the obtaining of, or seeking to obtain, the Fairness Opinion, including, without limitation, fees and expenses payable to attorneys, accountants, consultants, advisors and investment bankers.

13.2 Confidential Information. All information that a disclosing party furnishes in connection with the transactions contemplated hereby (the "Information") will be kept confidential, will be used solely in connection with the contemplated transactions and will not, without prior written consent of the disclosing party, be used or disclosed, directly or indirectly, in any manner whatsoever, in whole or in part.

         Notwithstanding anything hereinabove to the contrary, the obligations imposed upon the parties herein shall not apply to Information:

          (a) which is publicly available prior to the date hereof; or

          (b) which hereafter becomes available to the public through no wrongful act of the receiving party; or

          (c) which was in the possession of the receiving party prior to the commencement of negotiations between the parties with regard to the transactions contemplated hereby and not subject to an existing agreement of confidence between the parties; or

          (d) which is received from a third party without restriction, not in violation of an agreement of confidence and without breach of this Agreement;

          (e) which is independently developed by the receiving party; or

          (f) which is disclosed pursuant to a requirement or request of a government agency, arbitrator or court.

         Upon the request of a disclosing party, which made at any time following any termination of this Agreement in accordance with the terms hereof, the receiving party will redeliver to the disclosing party any and all written Information furnished to the receiving party and will not retain any copies thereof.

13.3 Equitable Relief. The parties agree that the remedy at law for any breach or threatened breach of the provisions of Section 13.2 will be inadequate and the aggrieved party shall be entitled to injunctive relief to compel the breaching party to perform or refrain from action required or prohibited thereunder.

13.4 Publicity. Neither Compu-DAWN, on the one hand, nor Rugby and the Rugby Shareholder, on the other hand, will issue any report, statement, release or other public announcement pertaining to the matters contemplated by this Agreement or otherwise disclose the terms hereof without the prior written consent of the other. Notwithstanding the foregoing, Compu-DAWN is permitted to make any disclosures or public announcements of the transactions contemplated hereby and/or the terms thereof without the prior written consent and approval of Rugby or the Rugby Shareholder if it shall determine that such disclosure is required in order for Compu-DAWN to comply with applicable securities laws and regulations.

13.5 Entire Agreement. This Agreement, including the schedules and exhibits attached hereto, which are a part hereof, constitutes the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties, covenants and agreements set forth in this Agreement and in the financial statements, schedules or exhibits delivered pursuant hereto constitute all the representations, warranties, covenants and agreements of the parties and upon which the parties have relied, shall not be deemed waived or otherwise affected by any investigation made by any party hereto and, except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

13.6 Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes when in writing and hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail, nationally recognized overnight courier or telecopier as follows:

         If to Compu-DAWN or RAC, at:

         77 Spruce Street
         Cedarhurst, New York
         Attention:  Chief Executive Officer
         Telecopier Number: (516) 374-9410

         With a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York  11554
         Attention:  Fred Skolnik, Esq. and Gavin C. Grusd, Esq.
         Telecopier Number: (516) 296-7111

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         If to Rugby or the Rugby Shareholder, at:

         Harvey Weinstein
         203 Commack Road
         Suite 42
         Commack, New York 11725
         Telecopier Number: (516) 499-0717

         With a copy to:

         Joel L. Jacobson, Esq.
         400 Jericho Turnpike
         Jericho, New York 11753
         Telecopier Number:  (516) 953-0747

         and

         Vann & Slavin
         24 West 40th Street
         New York, New York 10018
         Attention: Avrom R. Vann, Esq.
         Telecopier Number: (212) 382-1944

or at such other address as any party may specify by notice given to the other party in accordance with this Section 13.6.

13.7 Choice of Law; Severability. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, excluding choice of law principles thereof. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

13.8 Successors and Assigns; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither Rugby nor the Rugby Shareholder nor Compu-DAWN may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other; provided further, however, that RAC may assign all of its rights and delegate any of its duties to a corporation which is a wholly-owned subsidiary of Compu-DAWN, and the Rugby Shareholder may transfer a number of shares of Rugby Common Shares not to exceed a number which is one (1) less than the number of shares of Rugby Common Stock which constitutes the requisite majority of shares to take any action of the Rugby shareholders pursuant to the New York Business Corporation law, the Certificate of Incorporation or By-Laws of Rugby, and/or any agreement among Rugby's shareholders.

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13.9  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

13.10  Facsimile  Signatures.   Signatures  hereon  which  are  transmitted  via
facsimile shall be deemed original signatures.

13.11 Representation by Counsel; Interpretation. Rugby and the Rugby Shareholder acknowledge that it and he have been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by Rugby and the Rugby Shareholder. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

13.12 Headings; Gender. The headings, captions and/or use of a particular gender under sections of this Agreement are for convenience of reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

13.13 Effectiveness. This Agreement shall take effect as of the date hereof; provided it has been fully executed and delivered by all parties.

                                   ARTICLE XIV

                                   DEFINITIONS

14.1 Defined Terms. As used herein, the terms below shall have the following meanings. Any of such terms, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

                  "Action" shall mean any action, claim, suit, demand, litigation, governmental or other proceeding, labor dispute, arbitral action, governmental audit, inquiry, investigation, criminal prosecution, investigation or unfair labor practice charge or complaint.

                  "Agreement" shall have the meaning ascribed to it in the heading of this Agreement.

                  "Body" shall mean a federal, state, local, and foreign governmental, political subdivision of such foreign governmental body, or other regulatory body.

                  "Books and Records" shall mean all books, ledgers, files, reports, plans, drawings, records and lists, including, without limitation, all computer programs and other software, of every kind relating to an entity's business, operations, assets, liabilities, personnel, customers and suppliers.

               "Breaching  Party"  shall  have  the  meaning  ascribed  to it in
Section 13.1 hereof.

               "Claim Notice" shall have the meaning ascribed to it in Section 12.2.3(a) hereof.

               "Closing" shall have the meaning ascribed to it in Section 10.1 hereof.

               "Closing  Date" shall have the meaning  ascribed to it in Section
10.1 hereof.

               "Compu-DAWN" shall have the meaning ascribed to in the heading of this Agreement.

               "Compu-DAWN Balance Sheet" shall mean the balance sheet of Compu-DAWN as of the Balance Sheet Date which is included as part of the Compu-DAWN Financial Statements.

                "Compu-DAWN Balance Sheet Date" shall mean December 31, 1997.

                "Compu-DAWN Business" shall have the meaning as ascribed to it in Section 4.16 hereof.

                "Compu-DAWN Common Stock" shall have the meaning ascribed to it in Section 2.3(a) hereof.

                "Compu-DAWN Financial Statements" shall mean the financial statements of Compu-DAWN as of the Compu-DAWN Balance Sheet Date and for the year ended December 31, 1997, contained in the SEC Reports.

                "Compu-DAWN Listed Agreements" shall have the meaning ascribed to it in Section 4.15 hereof.

                "Compu-DAWN Performance Stock" shall have the meaning ascribed to it in Section 2.3(b) hereof.

                "Compu-DAWN Preferred Stock" shall have the meaning ascribed to it in Section 2.3(a) hereof.

                "Compu-DAWN Securities" shall have the meaning ascribed to it in
Section 2.3(a) hereof.

                "Contract" shall mean any agreement, contract, note, lease, evidence of indebtedness, purchase order, letter of credit, indenture, security or pledge agreement, franchise agreement, undertaking, covenant not to compete, employment agreement, license, instrument, obligation, commitment, course of dealing or practice, understanding or arrangement, whether written or oral, to which a particular Person is a party or is otherwise bound.

               "Copyrights"   shall  mean   registered   copyrights,   copyright
applications and unregistered copyrights.

               "Default"   shall  mean  any  breach,   default  and/or  other
violation, and/or the occurrence of any event that with or without the passage of time or the giving of notice or both would constitute a breach, default or other violation, under, or give any Person the right to accelerate, terminate or renegotiate, any Contract.

               "Derivative  Securities" shall have the meaning ascribed to it in
Section 3.2(a) hereof.

               "Employment  Agreement"  shall have the meaning ascribed to it in
Section 7.6 hereof.

               "Entitlement  Date"  shall  have the  meaning  ascribed  to it in
Section 2.3(b) hereof.

               "ERISA" shall have the meaning ascribed to it in Section 3.20 hereof.

               "Escrow  Agreement"  shall  have the  meaning  ascribed  to it in
Section 7.11 hereof.

               "Escrowed  Shares"  shall  have  the  meaning  ascribed  to it in
Section 7.11 hereof.

               "Extended License Expiration Date" shall have the meaning ascribed to it in Section 7.11(c) hereof.

               "Fair Market  Value" shall have the meaning  ascribed to it in
Section 12.2.2 hereof.

               "Fairness Opinion" shall have the meaning ascribed to it in
Section 7.8 hereof.

               "Fifth Anniversary Date" shall have the meaning ascribed to it in
Section 7.11(c) hereof.

               "Government Decree" shall have the meaning ascribed to it in the Recitals hereof.

               "Honigsfeld"  shall have the  meaning  ascribed  to it in Section
7.17 hereof.

               "Honigsfeld Employment Agreement" shall have the meaning ascribed to it in Section 11.4 hereof.

               "Indemnified Compu-DAWN Party" shall have the meaning ascribed to it in Section 12.2.1 hereof.

               "Information"  shall have the  meaning  ascribed to it in Section
13.2 hereof.

               "Investment  Banker"  shall have the  meaning  ascribed  to it in
Section 7.8 hereof.

               "Journalist Union" shall have the meaning ascribed to it in the Recitals hereof.

               "Lew"  shall  have the  meaning  ascribed  to it in  Section  8.6 hereof.

               "Liability" shall mean any direct or indirect liability, obligation, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise.

               "License Expiration Date" shall have the meaning ascribed to it in the Recitals hereof.

               "License  Opinion"  shall  have  the  meaning  ascribed  to it in
Section 7.11(c) hereof.

                "Lien" shall mean any claim,  lien,  pledge,  option,  charge, restriction, easement, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

                 "Loan Agreement" shall mean that certain Loan and Security Agreement of even date herewith between Compu-DAWN and Rugby.

                 "Lottery" shall have the meaning ascribed to it in the Recitals hereof.

                 "Lottery Business" shall have the meaning ascribed to it in the Recitals hereof.

                 "Lottery Contracts" shall have the meaning ascribed to it in
Section 3.10.1 hereof.

                 "Lottery License" shall have the meaning ascribed to it in the Recitals hereof.

                  "Lottery Opportunities" shall have the meaning ascribed to it in Section 11.3 hereof.

                  "Lottery Terms" shall have the meaning ascribed to it in the Recitals hereof.

                  "Material Adverse Effect" shall mean any material adverse effect on the business, properties, operations, assets, liabilities, condition (financial or otherwise), or prospects of Compu- DAWN, on the one hand, or Rugby and Press-Loto, on the other hand.

                  "Materials of Environmental Concern" shall mean pollutants, contaminants, hazardous or noxious or toxic materials or wastes.

                  "Merger" shall have the meaning ascribed to it in the Recitals hereof.

                  "Merger Consideration" shall have the meaning ascribed to it in Section 2.3(b) hereof.

                  "Ministry of Finance" shall have the meaning ascribed to it in the Recitals hereof.

                  "New York Statute" shall have the meaning ascribed to it in the Recitals hereof.

                  "Numerator" shall have the meaning ascribed to it in Section 7.11(b) hereof.

                  "Party" shall have the meaning ascribed to in the heading of this Agreement.

                  "Patents"  shall  mean  all  patents,   patent   applications,
registered designs and registered design applications.

                  "Permits"  shall  mean  all  licenses,  permits,   franchises,
approvals, authorizations, consents, decrees or orders of, or filings with, any and all Bodies.

                  "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a limited liability partnership, a trust, an unincorporated organization, any other business organization and a government or other department or agency thereof.

                  "Potential Offeror" shall have the meaning ascribed to it in
Section 5.1(i) hereof.

                  "Potential Transaction" shall have the meaning ascribed to it in Section 5.1(i) hereof.

                  "Press-Loto" shall have the meaning ascribed to it in the Recitals hereof.

                  "Press-Loto Balance Sheet" shall mean the balance sheet of Press-Loto as of the Press-Loto Balance Sheet Date which is included as part of the Press-Loto Financial Statements.

                  "Press-Loto Balance Sheet Date" shall mean December 31, 1997.

                  "Press-Loto Financial Statements" shall mean the Financial Statements of Press- Loto as of the Press-Loto Balance Sheet Date and for the year ended December 31, 1997.

                  "Proprietary Rights" shall mean Copyrights, Patents, Trade-marks, other technology rights and licenses, computer software (including, without limitation, any source or object codes thereof or documentation relating thereto), trade secrets, franchises, inventions, designs, specifications, plans, drawings, data bases, know-how, domain names, world wide web addresses and other intellectual property rights used or under development.

                  "Proxy Statement" shall mean the proxy statement prepared by Compu-DAWN in connection with its seeking to obtain Stockholder Approval.

                  "RAC" shall have the meaning ascribed to in the heading of this Agreement.

                  "Restrictive   Covenant  Agreement"  shall  have  the  meaning
ascribed to it in Section 7.7 hereof.

                  "Rugby" shall have the meaning ascribed to in the heading of this Agreement.

                  "Rugby Balance Sheet" shall mean the balance sheet of Rugby as of the Rugby Balance Sheet Date which is included as part of the Rugby Financial Statements.

                  "Rugby Balance Sheet Date" shall mean December 31, 1997.

                  "Rugby Common Stock" shall have the meaning ascribed to it in
Section 2.3(a) hereof.

                  "Rugby/Press-Loto Listed Agreements" shall have the meaning ascribed to it in Section 3.14 hereof.

                  "Rugby Shareholder" shall have the meaning ascribed to in the heading of this Agreement.

                  "Rugby   Financial   Statements"   shall  mean  the  Financial
Statements of Rugby as of the Rugby Balance Sheet Date and for the year ended December 31, 1997.

                  "SEC" shall mean the United States Securities and Exchange Commission.

                  "SEC Report" shall have the meaning ascribed to it in Section
4.5 hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Stockholder Approval" shall mean approval by the stockholders of Compu- DAWN (or, if determined by the Board of Directors of Compu-DAWN in good faith that the approval of the noncontrolling stockholders of Compu-DAWN is required in order for the Board of Directors to fulfill its duties, responsibilities and obligations to the Compu-DAWN stockholders under the Delaware General Corporation Law and the rules of the Nasdaq Stock Market, then, by the noncontrolling stockholders of Compu-DAWN) of (i) this Agreement and the transactions contemplated hereby; (ii) an amendment to the Certificate of Incorporation of Compu-DAWN pursuant to which the staggered nature of the Board of Directors is eliminated and the number of authorized shares of (a) Common Stock of Compu-DAWN is increased to 60,000,000 and (b) Preferred Stock of Compu-DAWN is increased to 2,000,0000; and (iii) an amendment to Compu- DAWN's 1996 Stock Option Plan pursuant to which the number of shares of Common Stock authorized to be issued thereunder is increased to 6,000,000.

                  "Surviving Corporation" shall have the meaning ascribed to it in Section 2.1 hereof.

                  "Trademarks"  shall  mean  registered  trademarks,  registered
service  marks,   trademark  and  service  mark  applications  and  unregistered trademarks and service marks.

                  "Warrants" shall have the meaning ascribed to it in Section 2.3(a) hereof.

         WITNESS the execution of this Agreement as of the date first above written.


                                COMPU-DAWN, INC.

                             By: /s/ Mark Honigsfeld
                                ______________________________
                                Mark Honigsfeld, President


                                 RUGBY ACQUISITION CORP.

                             By:  /s/ Mark Honigsfeld
                                 ______________________________
                                 Mark Honigsfeld, Chairman of the Board


                               RUGBY NATIONAL CORP.


                             By: /s/ Harvey Weinstein
                                 ______________________________
                                 Harvey Weinstein, President

                                   /s/ Harvey Weinstein
                                -------------------------------
                                HARVEY WEINSTEIN, individually


Agreed as to Section 11.4

/s/ Mark Honigsfeld
-------------------------------
MARK HONIGSFELD, individually

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